UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:

☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to §240.14a-12

INSPIRATO INCORPORATED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

1544 Wazee Street
Denver, Colorado 80202
(303) 586-7771
September 7, 2023
Dear Stockholders:
We are pleased to invite you to attend the special meeting of stockholders of Inspirato Incorporated (“Inspirato”), to be held on September 26, 2023 at 9:00 am, Mountain Time. At the special meeting you will be asked to consider and vote on (1) a proposal to approve the issuance of certain 8% Senior Secured Convertible Notes due 2028 (the “Notes”) and shares of common stock issuable upon the conversion thereof, including as a result of pay-in-kind interest, for purposes of Nasdaq Rule 5635(b) and (d) (the “Note Proposal”), (2) a proposal to adopt an amendment to our certificate of incorporation to create a new series of common stock, par value $0.0001 per share, designated Class B Non-Voting common stock in connection with the issuance of the Notes (the “Class B Proposal”) and (3) a proposal to adopt a series of alternative amendments to our certificate of incorporation to effect a reverse stock split (the “Split Proposal”). At the special meeting, you may also be asked to consider and vote on a proposal to adjourn the special meeting to a later date or dates, if necessary to solicit additional proxies because there are insufficient votes to approve any of the above proposals at the time of the special meeting (the “Adjournment Proposal”).
Our board of directors (our “Board of Directors”), after considering the factors more fully described in the enclosed proxy statement, has unanimously (1) determined that it is in the best interests of Inspirato and its stockholders, and declared it advisable, to effect the issuance of the Notes and amendments to our certification of incorporation described above; (2) directed that the Notes issuance and the adoption of the amendments to our certificate of incorporation be submitted to a vote at the special meeting; and (3) resolved to recommend that the Inspirato stockholders vote in favor of the Notes issuance and the adoption of the amendments to our certification of incorporation in accordance with the Delaware General Corporation Law.
Our Board of Directors unanimously recommends that you vote (1) “FOR” the approval of the Note Proposal; (2) “FOR” the approval of the Class B Proposal; (3) “FOR” the approval of the Split Proposal; and (4) “FOR” the approval of the Adjournment Proposal.
The special meeting will be conducted virtually via live audio webcast. You will be able to attend the special meeting virtually by visiting meetnow.global/MRHDNCR. The accompanying proxy statement provides detailed information about the special meeting and the matters to be voted on at the special meeting. Copies of the proposed amendments to our certificate of incorporation are attached as Appendix A-1 and Appendix B-1 to the proxy statement. We encourage you to read the proxy statement and its appendices carefully and in their entirety, as they contain important information.
The record date for the special meeting is the close of business on September 1, 2023 (the “Record Date”). Only stockholders of record at the Record Date may vote at the special meeting.
Your vote is important. Whether or not you attend the special meeting, it is important that your shares be represented and voted at the special meeting. Therefore, we urge you to vote and submit your proxy promptly via the Internet, telephone or mail.
On behalf of our Board of Directors, we would like to express our appreciation for your continued support of and interest in Inspirato.
Sincerely,
Brent Handler
Co-Founder, Chief Executive Officer, and Director
The accompanying proxy statement and form of proxy are first being sent or given on or about September 7, 2023 to all stockholders of record as of the close of business on September 1, 2023.

INSPIRATO INCORPORATED
1544 Wazee Street
Denver, Colorado 80202
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
Time and Date	9:00 am, Mountain Time, on September 26, 2023
Place	The special meeting will be conducted virtually via live audio webcast. You will be able to attend the special meeting virtually by visiting meetnow.global/MRHDNCR.
Items of Business
1.
To consider and vote upon the proposal to approve the issuance of the 8% Senior Secured Convertible Notes due 2028 (the “Notes”) and shares of common stock issuable upon conversion thereof, including as a result of pay-in-kind interest, for purposes of Nasdaq Rule 5635(b) and (d) (the “Note Proposal”).

2.
To consider and vote upon the proposal to adopt an amendment to our certificate of incorporation to create a new series of common stock, par value $0.0001 per share, designated Class B Non-Voting common stock in connection with the issuance of the Notes (the “Class B Proposal”).

3.
To consider and vote upon the proposal to adopt a series of alternative amendments to our certificate of incorporation to effect a reverse stock split (the “Split Proposal”).

4.
To consider and vote upon the proposal to adjourn or postpone the special meeting, from time to time, to a later date or dates, if necessary to solicit additional proxies because there are insufficient votes to adopt any of the above proposals (the “Adjournment Proposal”).

Record Date
Close of business on September 1, 2023
Only stockholders of record of the Class A common stock and the stockholders of the Class V common stock as of the close of business on September 1, 2023 are entitled to notice of and to vote at the special meeting. As of September 1, 2023, there were 68,708,341 shares of Class A common stock outstanding and 58,483,781 shares of Class V common stock outstanding.

Voting	Your vote is important. Whether or not you plan to attend the special meeting, we urge you to submit your proxy or voting instructions via the Internet, telephone or mail as soon as possible. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.
By order of the Board of Directors,
Brent Handler
Co-Founder, Chief Executive Officer, and Director
Denver, Colorado
September 7, 2023

Page
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE SPECIAL MEETING	1
Why am I receiving these materials?	1
What proposals will be voted on at the special meeting?	1
How does the Board of Directors recommend that I vote on these proposals?	2
Why is the Company seeking approval of the Notes offering?	2
Why is the Company seeking to implement a reverse stock split?	2
What are the consequences of being delisted from Nasdaq?	2
Who is entitled to vote at the special meeting?	3
Is there a list of registered stockholders entitled to vote at the special meeting?	3
How many votes are needed for approval of each proposal?	3
What is the quorum requirement for the special meeting?	4
How do I vote and what are the voting deadlines?	4
What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?	5
What are the impacts of abstentions and broker non-votes?	5
Can I change my vote or revoke my proxy?	5
What do I need to do to attend the special meeting?	6
How can I get help if I have trouble checking in or listening to the special meeting online?	6
What is the effect of giving a proxy?	6
How are proxies solicited for the special meeting and who is paying for such solicitation?	6
Are there any voting agreements with respect to the special meeting?	6
Where can I find the voting results of the special meeting?	7
What happens if I sell or transfer my shares of Inspirato Common Stock after the Record Date but before the special meeting?	7
What does it mean if I receive more than one set of printed proxy materials?	7
I share an address with another stockholder, and we received only one copy of the proxy statement. How may I obtain an additional copy of the proxy statement?	7
Who can help answer my questions?	8
THE NOTE PROPOSAL – ISSUANCE OF 8% SENIOR SECURED CONVERTIBLE NOTES DUE 2028 AND SHARES OF STOCK ISSUABLE UPON CONVERSION THEREOF	9
Background	9
Summary of the Investment Agreement	9
Summary of the Convertible Notes	9
Reasons for Requesting Stockholder Approval	11
Reasons for the Issuance of the Notes	11
Possible Effects if Proposal 1 Is Approved	12
Possible Effects if Proposal 1 Is Not Approved	13
Securities Law Matters	13
No Appraisal Rights	13
Vote Required	13
Board of Directors Recommendation	14

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INSPIRATO INCORPORATED
PROXY STATEMENT
FOR 2023 SPECIAL MEETING OF STOCKHOLDERS
To be held at 9:00 am, Mountain Time, on September 26, 2023
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully.
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE SPECIAL MEETING
Why am I receiving these proxy materials?
These proxy materials, including this proxy statement, the Notice of Special Meeting of Stockholders and the form of proxy are furnished in connection with the solicitation of proxies by our board of directors (our “Board of Directors”) for use at the special meeting of stockholders of Inspirato Incorporated, a Delaware corporation (“Inspirato”, or the “Company”), and any postponements, adjournments or continuations thereof. The special meeting will be held on September 26, 2023 at 9:00 am, Mountain Time. The special meeting will be conducted virtually via live audio webcast. You will be able to attend the special meeting virtually by visiting meetnow.global/MRHDNCR.
These proxy materials are first being sent or given on or about September 7, 2023 to all stockholders of record as of the close of business on September 1, 2023. This proxy statement, which you should read carefully, contains important information about the special meeting and the matters to be voted on at the special meeting. The enclosed materials allow you to submit a proxy to vote your shares of our common stock, par value $0.0001 per share (the “Common Stock”), without attending the special meeting and to ensure that your shares of Common Stock are represented and voted at the special meeting.
What proposals will be voted on at the special meeting?
The following proposals will be voted on at the special meeting:
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The Note Proposal:   The proposal to approve the issuance of the 8% Senior Secured Convertible Notes due 2028 (the “Notes”) and shares of Common Stock issuable upon conversion thereof, including as a result of pay-in-kind interest, for purposes of Nasdaq Rule 5635(b) and (d) (the “Note Proposal”).

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The Class B Proposal:   The proposal to adopt an amendment to the Second Amended and Restated Certificate of Incorporation of the Company (the “Current Certificate”) to create a new series of Common Stock designated Class B Non-Voting common stock in connection with the issuance of the Notes (the “Class B Proposal”).

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The Split Proposal:   The proposal to adopt an amendment to the Current Certificate (as it may be amended by the amendment contemplated by the Class B Proposal) to effect a reverse stock split of the Common Stock (the “Split Proposal”).

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The Adjournment Proposal:   The proposal to approve the postponement or adjournment of the special meeting, from time to time, to a later date or dates, if necessary to solicit additional proxies because there are insufficient votes to adopt any of the above proposals (the “Adjournment Proposal”).

As of the date of this proxy statement, our management and Board of Directors were not aware of any other matters to be presented at the special meeting.

How does the Board of Directors recommend that I vote on these proposals?
Our Board of Directors recommends that you vote your shares:
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“FOR” the approval of the Note Proposal;

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“FOR” the approval of the Class B Proposal;

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“FOR” the approval of the Split Proposal; and

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“FOR” the approval of the Adjournment Proposal.

Why is the Company seeking approval of the Notes Proposal and Class B Proposal?
On August 7, 2023, we entered into an investment agreement (the “Investment Agreement”) with Oakstone Ventures, Inc. (“Oakstone”), an affiliate of Capital One Financial Corporation (“Capital One”), relating to the issuance and sale to Oakstone of an 8% Senior Secured Convertible Note due 2028 having an aggregate principal amount of $25,000,000 (the “Initial Note”). The closing of the transactions contemplated by the Investment Agreement (the “Transaction”) is subject to certain closing conditions, including obtaining stockholder approval of the Note Proposal and the Class B Proposal in accordance with the terms of the Delaware General Corporation Law (the “DGCL”), the applicable rules and regulations of Nasdaq and our organizational documents (the date on which the closing occurs, the “Closing”). The Investment Agreement also provides that we will have the right, on or after the date of Closing, to issue up to an additional $24,999,999 in aggregate principal amount of 8% Senior Secured Convertible Notes due 2028 (the “Additional Notes” and, together with the Initial Note, the “Notes”) to additional investors subject to Oakstone’s prior consent, not to be unreasonably withheld.
Our Board of Directors and management team have explored a wide variety of options that would allow us to raise funds and strengthen our balance sheet — including various equity fundraisings, PIPE transactions, structured products, strategic partnerships, and secured debt options. These have included potential transactions sourced with a range of capital markets advisors, as well as opportunities originated in-house by our management team. Our Board of Directors and management team have concluded that the transaction with Capital One, which includes both the issuance of the Notes and a commercial agreement between the Company and an affiliate of Capital One, is in the best interest of the Company. We can provide no assurance that we would be successful in raising alternative funds through additional equity or debt financings or that such funds would be raised at prices that do not create substantial dilution for our existing stockholders. As a result we are seeking stockholder approval of the Note Proposal and the Class B Proposal, and the Board of Directors unanimously recommends that you vote (1) “FOR” the approval of the Note Proposal and (2) “FOR” the approval of the Class B Proposal.
Why is the Company seeking to implement a reverse stock split?
The reverse stock split is being proposed to increase the market price of the Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), to satisfy the $1.00 minimum closing bid price required to avoid the delisting of our Class A Common Stock from The Nasdaq Global Market. In addition, an increased stock price may, among other things, increase the attractiveness of our Class A Common Stock to the investment community.
What are the consequences of being delisted from Nasdaq?
If we do not effect a reverse stock split, we do not anticipate that we will otherwise be able to meet the $1.00 minimum closing bid price continued listing requirement of Nasdaq on or before the October 30, 2023 deadline, and our Class A Common Stock could be delisted from Nasdaq. If we are delisted from Nasdaq, we may be forced to seek to be traded on the OTC Bulletin Board or the “pink sheets,” which would require our market makers to request that our Class A Common Stock be so listed. There are a number of negative consequences that could result from our delisting from Nasdaq, including, but not limited to, the following:
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the liquidity and market price of our Class A Common Stock may be negatively impacted and the spread between the “bid” and “asked” prices quoted by market makers may be increased;

•
our access to capital may be reduced, causing us to have less flexibility in responding to our capital requirements;

•
our institutional investors may be less interested in, or prohibited from, investing in our Class A Common Stock, which may cause the market price of our Class A Common Stock to decline;

•
our securities would generally no longer be deemed “covered securities” under Section 18 of the Securities Act of 1933, as amended, and, as a result, we would be subject to additional state securities regulations in connection with the issuance of our securities to investors, employees and others; and

•
if our stock is traded as a “penny stock,” transactions in our stock would be more difficult and cumbersome.

Who is entitled to vote at the special meeting?
Holders of our Class A Common Stock and Class V common stock, par value $0.0001 per share (the “Class V Common Stock”), as of the close of business on September 1, 2023 (the “Record Date”) may vote at the special meeting. As of the close of business on the Record Date, there were 68,708,341 shares of our Class A Common Stock outstanding and 58,483,781 shares of our Class V Common Stock outstanding. Each share of Class A Common Stock and Class V Common Stock is entitled to one vote on each matter properly brought before the special meeting. Our Class A Common Stock and Class V Common Stock are collectively referred to in this proxy statement as the “Common Stock”.
Stockholders of Record.   If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by us. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote on your own behalf at the special meeting. Throughout this proxy statement, we refer to these holders as “stockholders of record.”
Street Name Stockholders.   If your shares are held in a brokerage account or by a broker, bank or other nominee, then you are considered the beneficial owner of shares held in street name, and the proxy materials were forwarded to you by your broker, bank or other nominee, which is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares held in your account by following the instructions that your broker, bank or other nominee sent to you. Throughout this proxy statement, we refer to these holders as “street name stockholders.”
Is there a list of registered stockholders entitled to vote at the special meeting?
A list of registered stockholders entitled to vote at the special meeting will be made available for examination by any stockholder for any purpose germane to the meeting for a period of at least ten days prior to the special meeting between the hours of 9:00 a.m. and 4:30 p.m., Mountain Time, at our principal executive offices located at 1544 Wazee Street, Denver, Colorado 80202 by contacting our corporate secretary. The list of registered stockholders entitled to vote at the special meeting will also be available online during the special meeting at meetnow.global/MRHDNCR, for those stockholders attending the special meeting.
How many votes are needed for approval of each proposal?
•
The Note Proposal:   Approval of the Note Proposal requires the affirmative vote of a majority of the voting power of the shares present in person (including virtually) or represented by proxy at the meeting and entitled to vote on the Note Proposal at the special meeting. Abstentions will have the same effect as votes “AGAINST” the Note Proposal. Broker non-votes will have no impact on the outcome of the Note Proposal.

•
The Class B Proposal:   Approval of the Class B Proposal requires the affirmative vote of (i) a majority of the outstanding shares of Class A Common Stock and Class V Common Stock, voting together as a single class; (ii) a majority of the outstanding shares of Class A Common Stock, voting separately as a class; and (iii) a majority of the outstanding shares of Class V Common Stock, voting separately as a class. Abstentions and broker non-votes will have the same effect as votes “AGAINST” the Class B Proposal.
•
The Split Proposal:   Approval of the Split Proposal requires the affirmative vote of a majority of the voting power of the outstanding shares of Class A Common Stock and Class V Common Stock, voting together as a single class. Abstentions and broker non-votes will have the same effect as votes “AGAINST” the Split Proposal.

•
The Adjournment Proposal:   Approval of the Adjournment Proposal requires the affirmative vote of a majority of the voting power of the shares present in person (including virtually) or represented by proxy at the meeting and entitled to vote on the Adjournment Proposal. Abstentions will have the same effect as votes “AGAINST” the Adjournment Proposal. Broker non-votes will have no impact on the outcome of the Adjournment Proposal.

What is the quorum requirement for the special meeting?
A quorum is the minimum number of shares required to be present or represented at the special meeting for the meeting to be properly held under our amended and restated bylaws and the DGCL. The presence, in person (including virtually) or by proxy, of the holders of a majority of the voting power of Inspirato’s capital stock issued and outstanding and entitled to vote at the special meeting will constitute a quorum for the special meeting. For the separate votes by holders of Class A Common Stock and holders of Class V Common Stock required by the Class B Proposal, a majority of the voting power of the outstanding shares of each class, present in person (including virtually) or represented by proxy, shall constitute a quorum. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. Whether or not a quorum is present, the chairperson of the meeting may adjourn the meeting to another time or place.
How do I vote and what are the voting deadlines?
Stockholder of Record.   If you are a stockholder of record, you may vote in one of the following ways:

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by Internet at www.envisionreports.com/ISPO, 24 hours a day, 7 days a week, until 12:00 am, Eastern Time, on September 26, 2023 (have your proxy card in hand when you visit the web site);

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by toll-free telephone at 1-800-652-VOTE (8683), 24 hours a day, 7 days a week, until 12:00 am, Eastern Time, on September 26, 2023 (have your proxy card in hand when you call);

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by completing, signing and mailing your proxy card, which must be received prior to the special meeting; or

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by attending the special meeting virtually by visiting meetnow.global/MRHDNCR, where you may vote during the meeting (have your proxy card in hand when you visit the website).

Street Name Stockholders.   If you are a street name stockholder, then you will receive voting instructions from your broker, bank or other nominee. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee. We therefore recommend that you follow the voting instructions in the materials you receive. If your voting instruction form indicates that you may vote your shares through the www.envisionreports.com/ISPO website, then you may vote those shares at the special meeting with the control number indicated on that voting instruction form. Otherwise, you may not vote your shares at the special meeting unless you obtain a legal proxy from your broker, bank or other nominee.
Street name stockholders may register in advance of the meeting by submitting proof of your proxy power (“Legal Proxy”) from your broker or bank reflecting your Inspirato holdings along with your name and email address to Computershare.
Requests must be labeled as “Legal Proxy” and be received no later than 12:00 am, Eastern Time, on September 23, 2023. You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us as follows:
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By email: Forward the email from your broker granting you a Legal Proxy, or attach an image of your Legal Proxy, to legalproxy@computershare.com

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By mail: Computershare, Inspirato Incorporated Legal Proxy, PO Box 43001, Providence, RI 029403991

What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?
Stockholder of Record.   If you are a stockholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:
•
“FOR” the approval of the Note Proposal;

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“FOR” the approval of the Class B Proposal;

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“FOR” the approval of the Split Proposal; and

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“FOR” the approval of the Adjournment Proposal.

Street Name Stockholders.   Brokers, banks and other nominees holding shares of Common Stock in street name for customers are generally required to vote such shares in the manner directed by their customers. Your broker, bank or other nominee will not have discretion to vote on any proposals that are considered non-routine matters, absent direction from you. Only the Split Proposal is considered a routine matter. Each of the other proposals to be voted on at the special meeting are considered non-routine, and accordingly, your broker, bank or other nominee will not have discretion to vote on the Note Proposal, the Class B Proposal, or the Adjournment Proposal at the special meeting if you fail to provide timely directions to them. If you are a street name stockholder, please be sure to instruct your nominee how to vote to ensure that your shares are counted on each of the proposals.
What are the impacts of abstentions and broker non-votes?
A “broker non-vote” generally occurs when a bank, broker or other nominee holding shares on your behalf does not vote on a proposal because the bank, broker or other nominee has not received your voting instructions and lacks discretionary power to vote your shares. Only the Split Proposal is considered a routine matter. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present at the special meeting. The impact of abstentions and broker non-votes on the proposals to be considered at the special meeting is as follows:
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The Note Proposal:    Abstentions will have the same effect as votes “AGAINST” this proposal. Broker non-votes will have no impact on the outcome of this proposal.

•
The Class B Proposal:   Abstentions and broker non-votes will have the same effect as a vote “AGAINST” this proposal.

•
The Split Proposal:   Abstentions and broker non-votes will have the same effect as a vote “AGAINST” this proposal.

•
The Adjournment Proposal:   Abstentions will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will have no effect on the outcome of this proposal.

Can I change my vote or revoke my proxy?
Stockholder of Record.   If you are a stockholder of record, you can change your vote or revoke your proxy before the special meeting by:
•
entering a new vote by Internet or telephone (subject to the applicable deadlines for each method as set forth above);

•
completing and returning a later-dated proxy card, which must be received prior to the special meeting;

•
delivering a written notice of revocation to our corporate secretary at Inspirato Incorporated, 1544 Wazee Street, Denver, Colorado 80202, Attention: Corporate Secretary, which must be received prior to the special meeting; or

•
attending and voting at the special meeting (although attendance at the special meeting will not, by itself, revoke a proxy).

Street Name Stockholders.   If you are a street name stockholder, then your broker, bank or other nominee can provide you with instructions on how to change or revoke your proxy.
What do I need to do to attend the special meeting?
We will be hosting the special meeting via live audio webcast only.
Stockholder of Record.   If you were a stockholder of record as of the Record Date, then you may attend the special meeting virtually by visiting meetnow.global/MRHDNCR. To attend and participate in the special meeting, you will need the control number included on your proxy card. The special meeting live audio webcast will begin promptly at 9:00 am, Mountain Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 12:00 am, Mountain Time, and you should allow ample time for the check-in procedures.
Street Name Stockholders.   If you were a street name stockholder as of the Record Date and your voting instruction form indicates that you may vote your shares through the meetnow.global/MRHDNCR website, then you may access and participate in the special meeting with the control number indicated on that voting instruction form. Otherwise, street name stockholders should contact their bank, broker or other nominee and obtain a legal proxy in order to be able to attend and participate in the special meeting.
How can I get help if I have trouble checking in or listening to the special meeting online?
If you encounter difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting log-in page.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board of Directors. Robert Kaiden, our Chief Financial Officer, and Brent Wadman, our Assistant Secretary, Vice President and Associate General Counsel, and each of them, with full power of substitution and re-substitution, have been designated as proxy holders for the special meeting by a committee of our Board of Directors. When proxies are properly dated, executed, and returned, the shares represented by such proxies will be voted at the special meeting in accordance with the instructions of the stockholder. If the proxy is dated and signed, but no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board of Directors on the proposals as described above. If any other matters are properly brought before the special meeting, then the proxy holders will use their own judgment to determine how to vote your shares.
How are proxies solicited for the special meeting and who is paying for such solicitation?
Our Board of Directors is soliciting proxies for use at the special meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communications or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation.
Are there any voting agreements with respect to the special meeting?
In connection with entering into the Investment Agreement, we, Oakstone and certain of our stockholders (the “Supporting Stockholders”) that beneficially owned, in the aggregate, approximately

(i) 71.6 percent of the voting power of the outstanding shares of the Common Stock, (ii) 60.5 percent of the voting power of the outstanding shares of the Class A Common Stock and (iii) 89.7 percent of the voting power of the outstanding shares of the Class V Common Stock, in each case as of the Record Date, entered into voting agreements (the “Voting Agreements”) pursuant to which the Supporting Stockholders agreed to vote all of their shares of the Common Stock held as of the Record Date (a) in favor of the Note Proposal and Class B Proposal, and (b) against any action or agreement that would reasonably be expected to result in any of the conditions to the Company’s obligations set forth in the Investment Agreement not being fulfilled or result in a breach by the Company of the Investment Agreement, or of any stockholder contained in the Voting Agreement, or any alternative transaction proposal that is intended to, or would reasonably be expected to, impede, interfere with or materially and adversely affect the consummation of the Closing and the Transaction, each subject to certain terms and conditions contained in the Voting Agreements. This discussion of the Voting Agreements is a summary only and is qualified in its entirety by reference to the text of the form of Voting Agreement, a copy of which is attached as Appendix C to this proxy statement.
Where can I find the voting results of the special meeting?
We will disclose voting results on a Current Report on Form 8-K that we will file with the U.S. Securities and Exchange Commission, or SEC, within four business days after the meeting. If final voting results are not available to us in time to file a Form 8-K, we will file a Form 8-K to publish preliminary results and will provide the final results in an amendment to the Form 8-K as soon as they become available.
What happens if I sell or transfer my shares of Common Stock after the Record Date but before the special meeting?
The Record Date for the special meeting is earlier than the date of the special meeting and the expected Closing and the effectiveness of the amendment to the Current Certificate contemplated by the Split Proposal. If you sell or transfer your shares of the Common Stock after the Record Date but before the special meeting, unless special arrangements (such as provision of a proxy) are made between you and the person to whom you sell or transfer your shares and each of you notifies us in writing of such special arrangements, you will retain your right to vote those shares at the special meeting. Even if you sell or transfer your shares of Common Stock after the Record Date, we encourage you to sign, date and return the enclosed proxy card (a prepaid reply envelope is provided for your convenience) or grant your proxy electronically over the internet or by telephone (using the instructions found on the proxy card).
What does it mean if I receive more than one set of printed proxy materials?
If you receive more than one set of printed proxy materials, then your shares may be registered in more than one name and/or are registered in different accounts. Please follow the voting instructions on each set of printed proxy materials, as applicable, to ensure that all of your shares are voted.
I share an address with another stockholder, and we received only one copy of the proxy statement. How may I obtain an additional copy of the proxy statement?
We have adopted a procedure approved by the SEC called “householding,” under which we can deliver a single copy of the Notice of Internet Availability and, if applicable, the proxy statement, to multiple stockholders who share the same address unless we receive contrary instructions from one or more stockholders. This procedure reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice of Internet Availability and, if applicable, the proxy statement, to any stockholder at a shared address to which we delivered a single copy of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s Notice of Internet Availability or proxy statement, as applicable, you may contact us as follows:
Inspirato Incorporated
Attention: Investor Relations
1544 Wazee Street
Denver, Colorado 80202
Tel: (303) 586-7771
Street name stockholders may contact their broker, bank or other nominee to request information about householding.

Who can help answer my questions?
If you have any questions concerning the special meeting or this proxy statement, would like additional copies of the accompanying proxy statement or need help submitting your proxy or voting your shares of the Common Stock, please contact us at ir@inspirato.com.

THE NOTE PROPOSAL
ISSUANCE OF 8% SENIOR SECURED CONVERTIBLE NOTES DUE 2028 AND SHARES OF STOCK ISSUABLE UPON CONVERSION THEREOF
Background
On August 7, 2023, we entered into the Investment Agreement with Oakstone relating to the issuance and sale to Oakstone of the Initial Note. The Closing is subject to certain closing conditions as described below. The Investment Agreement also provides that we will have the right, on or after the date of Closing, to issue the Additional Notes to additional investors subject to Oakstone’s prior consent, not to be unreasonably withheld.
Summary of the Investment Agreement
The Investment Agreement includes customary representations, warranties and covenants by the Company. Subject to certain limitations, the Investment Agreement also provides Oakstone with certain registration rights for the securities issuable or issued upon conversion of the Initial Note. In addition to certain customary interim operating covenants, the Investment Agreement restricts our ability to take the following actions prior to the Closing or the valid termination of the Investment Agreement pursuant to the terms thereof: (i) issue any shares of the Company’s capital stock or other ownership interests, or any securities convertible into or exchangeable for any such shares of capital stock or ownership interest, other than with respect to employee issuances or equity grant exercises, and as required pursuant to the organizational documents of Inspirato LLC or the Company, (ii) incur, assume, guarantee or otherwise become liable for any indebtedness for borrowed money or any guarantee of such indebtedness other than, among other things, letters of credit in the ordinary course of business and consistent with past practice, and indebtedness for borrowed money under the Additional Notes or debt securities convertible into the Additional Notes at the Closing and (iii) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization. The Closing is conditioned upon customary closing conditions. The Closing is also conditioned upon the Company and an affiliate of Capital One entering into a commercial agreement (the “Commercial Agreement”) and the approval by our stockholders of the Note Proposal and the Class B Proposal. Under the Investment Agreement, we agreed to call a special meeting of stockholders and file a proxy statement no later than fifteen business days following the date of the Investment Agreement. Unless the Note Proposal and the Class B Proposal are approved at the special meeting, neither we nor Oakstone will be obligated to effect the Closing. The foregoing summary of the Investment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Investment Agreement, a copy of which is filed as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on August 8, 2023.
Summary of the Notes
The following contains a summary of the Notes that will be issuable pursuant to the Transaction. The following summary of the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Note, a copy of which is included in Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on August 8, 2023.
Interest; Maturity
The Notes will bear interest at a rate of 8% per annum. Interest on the Notes will be payable quarterly on the last business day of each calendar quarter following the issuance of the Notes, and will be payable at our election in cash or by increasing the outstanding principal amount of the Notes by the amount of interest payable on such interest payment date. The Notes will mature on the five-year anniversary of the Closing, subject to earlier conversion, redemption or repurchase.
Seniority; Security Interest
The Notes will be fully and unconditionally guaranteed by certain of our existing and future subsidiaries. The Notes will be senior secured obligations of the Company and our guarantor subsidiaries. We and our guarantor subsidiaries will grant a first priority security interest in substantially all of our assets as security for our obligations under the Notes.
Conversion
Subject to certain limitations, the Notes will be convertible at the option of the holder into shares of Class A Common Stock and, under the circumstances described below, our newly-designated series of Class B Non-Voting common stock, par value $0.0001 per share (“Class B Non-Voting Common Stock”). The Class B Non-Voting Common Stock will generally be identical to the Class A Common Stock except that the Class B Non-Voting Common Stock will not be entitled to vote on any matters submitted to our stockholders (other than certain enumerated actions or as otherwise required by law). To the extent that the conversion of a Note would result in its holder (other than certain transferees) owning or controlling, or being deemed to own or control, in the aggregate, greater than 4.99% of the voting power of any “class” of “voting securities” (each as defined and as such percentage is calculated under the Bank Holding Company Act of 1956 (the “BHC Act”)) of the Company (the “Voting Threshold”), then the Note would first convert into shares of Class A Common Stock up to the Voting Threshold with the excess convertible into shares of Class B Non-Voting Common Stock. To the extent that the conversion of a Note would result in its holder (other than certain transferees) owning or controlling, or being deemed to own or control, in the aggregate, greater than 24.99% of the sum of the number of issued and outstanding shares of Class A Common Stock and Class B Non-Voting Common Stock (or such other capital stock as reasonably determined by the holder in good faith to be consistent with how the “total equity” is defined and calculated under the BHC Act) (the “Ownership Threshold”), then the Note would convert into the maximum number of shares of Common Stock so allowable by the Voting Threshold and the Ownership Threshold and the excess would remain outstanding and become convertible only if and when such conversion would not cause the holder to exceed the Voting Threshold and Ownership Threshold. The conversion price applicable to the Notes will initially be $1.50 per share of Class A Common Stock or Class B Non-Voting Common Stock, subject to customary anti-dilution adjustments upon certain events, including any dividend of our securities or other property, stock split, stock combination (including any stock combination occurring prior to the Closing, including pursuant to the Split Proposal), reclassification, consolidation, merger or a sale of all or substantially all of the Company’s assets.
Redemption
On or after the three-year anniversary of the Closing, the Notes will be redeemable (subject to certain terms and conditions) by us in whole (but not in part) at a redemption price equal to the fair market value of the Class A Common Stock or Class B Non-Voting Common Stock issuable upon conversion of the then-outstanding principal amount of the Notes (without giving effect to the Voting Threshold or the Ownership Threshold). If we give notice of our intent to redeem the Notes, the holders of the Notes will be able to elect to convert the Notes at any time prior to the effectiveness of the redemption.
Change of Control; Termination of Commercial Agreement
Upon a change of control of the Company, the termination of the Commercial Agreement by us or the termination of the Commercial Agreement by Capital One due to our material breach, a holder of a Note may require us to repurchase all or any part of its Note at a cash price equal to the greater of (i) one-and-one-half (1.50) multiplied by the then-outstanding aggregate principal amount of the Notes to be purchased plus any accrued and unpaid interest and other amounts payable such Note to be repurchased and (ii) the then-fair market value (as calculated pursuant to the Note) of the Class A Common Stock or Class B Non-Voting Common Stock issuable upon conversion of the portion of the Note to be repurchased (without giving effect to the Voting Threshold or the Ownership Threshold).
Covenants; Events of Default
The Notes will include customary affirmative and negative covenants. The affirmative covenants include, among other things, payment of principal and interest when due, maintenance of existence, delivery of compliance certificates and notices, and guarantee of obligations and provision of security. The negative covenants include, among other things, limitations on mergers, consolidations, acquisitions and sale, lease or transfer of all or substantially all assets. These covenants are subject to limitations and exceptions set forth in the Notes. The Notes will also include customary events of default, including failure to pay principal and interest, failure to comply with covenants, agreements or conditions, and certain events of bankruptcy or insolvency involving us and our subsidiaries providing guarantees of the Notes. Upon the occurrence of certain events of default, the principal and accrued interest on the Notes will immediately become due and payable; upon the occurrence of certain other events of default, the holders of a majority of the Notes may declare the principal and accrued interest on the Notes to be immediately due and payable.
Reasons for Requesting Stockholder Approval
Our Class A Common Stock is listed on Nasdaq, and as a result, we are subject to Nasdaq’s Listing Rules, including Nasdaq Listing Rules 5635(b) and (d). Nasdaq Listing Rule 5635(b) requires stockholder approval prior to an issuance of securities when the issuance or potential issuance will result in a “change of control” of a listed company, which for Nasdaq purposes is generally deemed to occur when, as a result of an issuance, an investor or a group of investors acquires, or has the right to acquire, 20% or more of the outstanding shares of common stock or voting power of the Company and such ownership or voting power would be our largest ownership position. Nasdaq Listing Rule 5635(d) requires stockholder approval prior to an issuance of securities which equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance at a price that is less than the lower of (a) the Nasdaq Official Closing Price immediately preceding the signing of the binding agreement in respect of such issuance or (b) the average Nasdaq Official Closing Price of the common stock for the five trading days immediately preceding the signing of the binding agreement in respect of an issuance (the “Minimum Price”). Although the $1.50 per share initial conversion price was greater than the Minimum Price as of the date of the Investment Agreement, it is possible that the $1.50 per share conversion price will be less than the Minimum Price at the time the Additional Notes are sold or at a time when we elect to increase the outstanding principal amount of the Notes by the amount of interest payable on such interest payment date, which is referred to as payment-in-kind interest.
Assuming the sale and issuance of $49,999,999 of Notes, such Notes would be convertible into at least 33,333,333 shares of Common Stock. If such Notes were converted at maturity and pay-in-kind interest were elected for all periods, the Notes would be convertible into at least 49,531,578 shares of Common Stock. The Notes additionally provide for certain events, pursuant to which, the number of shares of Common Stock issuable upon conversion of the Notes would be subject to certain adjustments which could increase the number of shares issuable upon the conversion of the Notes (the “Note Adjustments”), which would have the effect of increasing the Note holders’ potential ownership of our outstanding shares of Common Stock. As a result, our issuance of shares of Common Stock pursuant to the Notes, if converted in full after the Note Adjustments, could cause Oakstone to own 20% or more of the shares of Common Stock outstanding before the issuance and become our largest stockholder, resulting in a “change of control” for purposes of Nasdaq Listing Rule 5635(b) even though Oakstone would be subject to the Voting Threshold and Ownership Thresholds described above for purposes of the BHC Act, or, if exercised in full after such Note Adjustments and at an exercise price less than the Minimum Price, could cause an issuance of securities constituting 20% or more of the shares of Common Stock outstanding before the issuance for purposes of Nasdaq Listing Rule 5635(d).
Reasons for the Issuance of the Notes
Our Board of Directors determined, in its business judgment, that the transactions with Oakstone, including the issuance of the Notes, and the possible future conversion of the Notes into shares of Common Stock, are in the best interests of the Company and our stockholders. Our Board of Directors approved these transactions and recommends that our stockholders vote in favor of the Note Proposal. In making this determination and approval, our Board of Directors considered, among other things, the factors and characteristics of the transactions described below.
Our Board of Directors and management team have explored a wide variety of options that would allow us to raise funds and strengthen our balance sheet — including various equity fundraisings, PIPE transactions, structured products, strategic partnerships, and secured debt options. These have included potential transactions discussed with a range of capital markets advisors, as well as opportunities originated in-house by our management team. We have concluded that the transaction with Capital One, which includes both the issuance of the Notes and the Commercial Agreement is in the best interests of the Company and its stockholders.
Our strategic partnership with Capital One, including the Commercial Agreement, is expected to provide us with a long-term partner with the ability to deliver increased demand for travel services as well as highly-qualified lead generation opportunities for our Club and Pass subscription offerings, while providing Capital One a highly differentiated and exclusive luxury travel benefit for its consumers.
The investment from Capital One is expected to provide broad operating flexibility to us as we continue to enhance the luxury travel experience we delivers for our members. With our current cash position, the investment from Capital One, and cost savings we anticipate realizing in the remainder of the year and in 2024, we expect to have sufficient liquidity in the near-term while continuing our efforts to prioritize profitability, which include actions related to continued portfolio optimization, a reduction in corporate headcount, and non-payroll cost efficiencies that we estimate in the aggregate will yield annualized savings of approximately $50 million. The Notes are also initially convertible at a price of $1.50 per share, which constitutes a significant premium to the trading price of our Class A Common Stock at the time of our entry into the Investment Agreement.
As noted above, since April 2023, our Board of Directors and management team (supported by our advisors) have conducted an extensive review of our alternatives, and have concluded that there are presently no feasible alternative transactions to the Capital One transaction that offer superior terms to us or our stakeholders. If the Note Proposal and Class B Proposal are not passed, we are likely to be unable to consummate the Capital One transaction. Any failure to close the Capital One transaction as currently anticipated would also put at risk our ability to seek any further funding under the framework of the Capital One transaction. This would place us under serious, near-term financial pressure, including by significantly constraining our balance sheet and capital structure and severely testing our liquidity. Moreover, we would be forced to continue to devote significant time (including that of our management team) and expense to identify alternative sources of capital in what continue to be challenging fundraising markets, with no certainty that further investment in us could be secured.
Possible Effects if the Note Proposal Is Approved
If the Note Proposal is approved by our stockholders, then, subject to the satisfaction of the other conditions set forth in the Investment Agreement, including approval of the Class B Proposal and other conditions as described herein, the Initial Note will be issued to Oakstone pursuant to the terms of the Investment Agreement, and we would be able to issue more Notes to other investors than if our stockholders do not approve this proposal, subject to any future anti-dilution and other adjustments (the “Additional Conversion Shares”). Approval of the Note Proposal, assuming the satisfaction of the vesting and other conditions set forth in the Investment Agreement and our issuance of the Common Stock issuable thereunder, could have the following effects:
Improved Capital Levels and Reserves
The proceeds we would receive upon issuance of the Notes could be substantial and would strengthen our balance sheet, increase our capital levels and reserves, and enhance our ability to execute our business plans and pursue opportunities for further growth.
Valuable Investor and Commercial Partner
As discussed above, we believe Capital One represents a valuable commercial partner and that Oakstone represents a valuable potential investor for us. Accordingly, we believe securing this commercial partnership and incentivizing Capital One to pursue our strategic partnership is important for our trajectory.
Dilution
If approved, the Note Proposal could result in the issuance of shares of Common Stock upon the conversion of the Notes, subject to possible future adjustments. As a result, our existing stockholders could own a smaller percentage of our outstanding shares of Common Stock and, accordingly, a smaller percentage interest in the voting power, liquidation value and book value of the shares of Common Stock. Moreover, the approval of the Note Proposal would not limit our ability to engage in additional issuances of shares of Common Stock (or securities convertible into or exercisable or exchangeable for shares of Common Stock) for capital-raising or other purposes in the future, subject to compliance with Nasdaq Listing Rules and other applicable laws or regulations. As a result, our stockholders could experience further dilution from such additional transactions we may pursue in the future, including as a result of any Note Adjustments in accordance with the terms of the Notes.
Indebtedness
Issuance of the Notes will increase our leverage, which could reduce the amounts realizable by our stockholders upon a liquidation, dissolution or sale of the Company and could expose us to higher debt servicing costs and risk of insolvency. Increasing our leverage could also impair our ability to raise capital in future equity financings.
Market Effects
Under the terms of the Notes, we will be required to provide registration rights. Sales in the public market of the Common Stock that could be issued upon conversion of the Notes, or the perception that such sales could occur, could adversely affect the prevailing market price of the Common Stock and impair our ability to raise capital in future equity financings.
Concentration of Ownership and Influence
If Oakstone were to convert in full all of its Notes, it could result in Oakstone owning 20.0% or more of the shares of Common Stock outstanding before the issuance, subject to the Voting Threshold and Ownership Threshold. Such ownership could represent the largest ownership position in our Company. A concentration of ownership could adversely affect the prevailing market price and liquidity for the shares of Common Stock.
Possible Effects if the Note Proposal Is Not Approved
If the Note Proposal is not approved by our stockholders, then, pursuant to the Investment Agreement, Oakstone would not be obligated to purchase the Notes, and the amount of Notes we can issue may be restricted by the Nasdaq Listing Rules 5635(b) and (d). If we do not sell and issue the Notes as currently anticipated, it could have an adverse impact on our liquidity and capital resources. We would need to identify alternative sources of debt or equity financing, which may not be available on commercially reasonable terms or at all. Additionally, if we are unable to effect the sale and issuance of the Notes, Capital One may have a diminished interest, or no interest, in entering into a strategic partnership with us and would be under no obligation to do so which could result in us losing the potential value and benefits of our partnership with Capital One.
Securities Law Matters
The Note Proposal, together with the other disclosures contained in this proxy statement, is neither an offer to sell nor a solicitation of an offer to buy any of our securities. The issuance and sale of the Notes will be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act.
No Appraisal Rights
Under applicable Delaware law, our stockholders are not entitled to appraisal rights with respect to the proposed issuance and sale of the shares of Common Stock upon conversion of the Notes, and we will not independently provide stockholders with any such rights.
Vote Required
The affirmative vote of a majority of the voting power of the shares present in person (including virtually) or represented by proxy at the meeting and entitled to vote on the Note Proposal will be required for the approval of the Note Proposal. Abstentions will have the same effect as votes “AGAINST” the Note Proposal. Broker non-votes will have no impact on the outcome of the Note Proposal.
Board of Directors Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE ISSUANCE OF 8% SENIOR SECURED CONVERTIBLE NOTES DUE 2028 AND SHARES OF STOCK ISSUABLE UPON CONVERSION THEREOF, INCLUDING AS A RESULT OF PAY-IN-KIND INTEREST, FOR PURPOSES OF NASDAQ RULE 5635(B) AND (D).

THE CLASS B PROPOSAL
AMENDMENT OF CERTIFICATE OF INCORPORATION (CLASS B COMMON STOCK)
Background
The BHC Act imposes certain regulations on investments by bank holding companies, financial holding companies or their respective affiliates (“Regulated Investors”). Oakstone is a Regulated Investor and accordingly, the BHC Act would impose limitations on Oakstone’s ability to invest in us, absent an exemption. The Investment Agreement accordingly contemplates that we will adopt an amendment to the Current Certificate, in the form attached to this proxy statement as Appendix A-2, to create a new series of Common Stock, designated Class B Non-Voting Common Stock (the “Class B Amendment”) that is intended to increase the amount of Notes that may be purchased by Regulated Investors, including Oakstone. Approval of the Class B Proposal is a condition to the Closing.
Summary of Proposed Amendment
Our Board of Directors has approved, and recommends that our stockholders approve, the Class B Amendment. The following contains a summary of the principal amendments to the Current Certificate that will be effected if the Class B Amendment is adopted by the stockholders at the special meeting and thereafter becomes effective. This discussion of the Class B Amendment is a summary only and is qualified in its entirety by reference to the text of the Class B Amendment, a copy of which is attached to this proxy statement as Appendix A-1. For convenience of reference, a copy of the Class B Amendment showing the proposed changes to applicable portions of the Current Certificate, with deleted text shown in strikethrough and added text shown as double-underlined, is attached as Appendix A-2.
Authorized Shares
The Class B Amendment would (i) increase the total number of authorized shares of stock we are entitled to issue from 1,600,000,000 to 1,700,000,000, (ii) increase the total number of authorized shares of the Common Stock we are entitled to issue from 1,500,000,000 to 1,600,000,000 and (iii) authorize 100,000,000 shares of the newly-created series of common stock denominated Class B Non-Voting Common Stock.
Voting Rights
The holders of Class B Non-Voting Common Stock will generally have no voting power, and will not have the right to participate in any meeting of stockholders or to have notice thereof, to the fullest extent permitted by applicable law. The voting rights of the Class A Common Stock and Class V Common Stock will remain as they are under the Current Certificate.
Notwithstanding the foregoing, we may not alter or repeal any portion of our certificate of incorporation or bylaws in a manner that (i) significantly and adversely affects the preferences, rights, privileges or powers of the Class B Non-Voting Common Stock without the approval of a majority of the shares of Class B Non-Voting Common Stock then outstanding, voting separately as a class; or (ii) would cause the Class B Non-Voting Common Stock to be treated as a “class of voting securities” for purposes of the BHC Act, without the written consent of each Regulated Investor.
Dividends
Subject to applicable law and any preferred stock that may be designated in the future with a preference over or the right to participate with the Class A Common Stock and Class B Non-Voting Common Stock with respect to the payment of dividends and other distributions, the Class A Common Stock and Class B Non-Voting Common Stock will be entitled to receive equally and ratably such dividends and other distributions in cash, stock of any corporation or other property of the Company as may from time to time be declared by the Board of Directors in its discretion and in such amounts as the Board of Directors in its discretion shall determine. We will generally be prohibited from declaring a dividend or other distribution on the Class A Common Stock or Class B Non-Voting Common Stock, unless the shares of Class A Common Stock and Class B Non-Voting Common Stock will be treated identically (except that in the event of a dividend of Common Stock or rights to acquire Common Stock, holders of Class A Common Stock and Class B Non-Voting Common Stock shall only be entitled to receive shares (or rights to acquire shares) of Class A Common Stock and Class B Non-Voting Common Stock, respectively). Consistent with the terms of the Current Certificate, dividends or other distributions may not be declared or paid on the Class V Common Stock.
Payments Upon Liquidation, Dissolution, etc.
Subject to applicable law and any preferred stock that may be designated in the future, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company or certain “deemed liquidation events” (as defined in the Current Certificate), the holders of Class V Common Stock shall first be entitled to receive an amount equal to $0.0001 per share. Thereafter, any remaining assets available for distribution will be shared by the holders of Class A Common Stock and Class B Non-Voting Common Stock equally and ratably in proportion to the number of shares held.
Conversion
Holders of Class A Common Stock that are Regulated Investors (or certain of their direct or indirect transferees) will have the right to convert shares of Class A Common Stock into shares of Class B Non-Voting Common Stock from time to time, on a one for one basis (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares) and for no additional consideration. Holders of Class B Non-Voting Common Stock who acquire such shares (i) in a widespread public distribution, (ii) in a transfer where no individual transferee or group of affiliated transferees would receive two percent (2%) or more of the outstanding securities of any “class of voting securities” (as such percentage is calculated for purposes of the BHC Act) of the Company, or (iii) who otherwise control greater than 50% of every “class of voting securities” of the Company (as such percentage is calculated for purposes of the BHC Act) will be permitted to convert shares of Class B Non-Voting Common Stock into shares of Class A Common Stock, from time to time, on a one for one basis (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares) and for no additional consideration. Additionally, if at any time, the Company issues additional shares of Class A Common Stock and as a result, a Regulated Investor’s (or certain of its direct or indirect transferees’) ownership percentage in the Class A Common Stock falls below its original ownership percentage of Class A Common Stock, then such Regulated Investor (or certain of its direct or indirect transferees) may convert such number of shares of Class B Non-Voting Common Stock into shares of Class A Common Stock on a one for one basis (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares) and for no additional consideration, for the purposes of allowing such Regulated Investor (or certain of its direct or indirect transferees) to maintain its original ownership percentage of Class A Common Stock, so long as the Regulated Investor is not deemed to hold greater than 4.99% of any “class” of “voting securities” (each as defined and as such percentage is calculated under the BHC Act). The Company will also be permitted to convert any shares of Class B Non-Voting Common Stock it acquires into shares of Class A Common Stock. The Company will be obligated to reserve a sufficient number of shares of Class A Common Stock and Class B Non-Voting Common Stock as from time to time may be required to permit the conversion of Class A Common Stock and Class B Non-Voting Common Stock.
Effectiveness; Abandonment
If the Class B Amendment is adopted by the required vote of our stockholders, we expect to file the Class B Amendment with the Secretary of State of Delaware. The Class B Amendment will be effective immediately upon acceptance of filing by the Secretary of State. Our Board of Directors reserves the right to abandon or delay the filing of the Class B Amendment, even if it is approved by our stockholders.
No Appraisal Rights
Under applicable Delaware law, our stockholders are not entitled to appraisal rights with respect to the proposed Class B Amendment, and we will not independently provide stockholders with any such rights.

Vote Required
The affirmative vote of (i) a majority of the outstanding shares of Class A Common Stock and Class V Common Stock, voting together as a single class; (ii) a majority of the outstanding shares of Class A Common Stock, voting separately as a class; and (iii) a majority of the outstanding shares of Class V Common Stock, voting separately as a class, is required to approve the Class B Proposal. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” this proposal.
Board of Directors Recommendation
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO ADOPT AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO CREATE A NEW SERIES OF COMMON STOCK DESIGNATED CLASS B NON-VOTING COMMON STOCK IN CONNECTION WITH THE ISSUANCE OF THE NOTES.

THE SPLIT PROPOSAL
AMENDMENT OF CERTIFICATE OF INCORPORATION (REVERSE STOCK SPLIT)
Background
On May 3, 2023, we received a notice from Nasdaq that we were not in compliance with Nasdaq’s Listing Rule 5450(a)(1) requiring the minimum bid price of our Class A Common Stock to be above $1.00 per share for 30 consecutive business days (the “Minimum Bid Price Requirement”) (such notice, the “Notice”). The Notice had no immediate effect on the listing or trading of our Class A Common Stock or warrants on The Nasdaq Global Market.
In accordance with Nasdaq Listing Rule 5810(c)(3)(A), we have been provided an initial compliance period of 180 calendar days, or until October 30, 2023, to regain compliance with the Minimum Bid Price Requirement. To regain compliance, the closing bid price of our Class A Common Stock must be at least $1.00 per share for a minimum of ten consecutive business days during this 180-calendar day grace period, unless Nasdaq exercises its discretion to extend this ten-day period. In the event we do not regain compliance with the Minimum Bid Price Requirement by October 30, 2023, we may be eligible for an additional 180 calendar day compliance period if we elect to transfer to The Nasdaq Capital Market. To qualify, for such election, we would be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market, with the exception of the Minimum Bid Price Requirement, and would need to provide written notice of our intention to cure the bid price deficiency during the second compliance period. However, if it appears to Nasdaq’s staff that we will not be able to cure the deficiency or if we are otherwise not eligible, or if our Class A Common Stock has a closing bid price of $0.10 or less for ten consecutive trading days during any such compliance period, Nasdaq would notify us that our securities would be subject to delisting. We may appeal any such determination to delist our securities, but there can be no assurance that any such appeal would be successful.
We have continued to monitor the closing bid price of the Class A Common Stock and to assess potential actions to regain compliance with Nasdaq’s Listing Rule 5450(a)(1). In connection with the special meeting, our Board of Directors determined that it would be advisable and in our best interests and in the best interests of our stockholders to pursue a reverse stock split.
Summary of Proposed Amendment
On August 7, 2023, our Board of Directors approved and adopted resolutions (i) approving and declaring advisable a series of proposed amendments to the Current Certificate (as may be amended by the Class B Amendment) as set forth in the form certificate of amendment attached to this proxy statement as Appendix B-1 (the “Split Amendment”) to effect a reverse stock split of the shares of Common Stock issued and outstanding or held in treasury (the “Reverse Stock Split”) and a corresponding reduction in the total number of authorized shares of our total authorized stock, authorized shares of Common Stock and each of our Class A Common Stock, Class V Common Stock and Class B Non-Voting Common Stock (to the extent that the Class B Amendment has been adopted and become effective prior to the effectiveness of the Split Amendment) (the “Authorized Share Reduction”); and (ii) directing that the Split Proposal to approve the Reverse Stock Split and the Authorized Share Reduction be submitted to our stockholders for their approval.
The Split Amendment would effect the combination of each five (5), ten (10), fifteen (15) or twenty (20) shares of Class A Common Stock, Class B Non-Voting Common Stock (if applicable) and Class V Common Stock into one (1) share of Class A Common Stock, one (1) share of Class B Non-Voting Common Stock and one (1) share of Class V Common Stock, respectively. If approved by our stockholders, the Split Proposal would permit, but would not require, our Board of Directors to effect a reverse stock split of our common stock issued and outstanding or held in treasury by a ratio of either five-for-one, ten-for-one, fifteen-for-one, or twenty-for-one, with the final ratio to be set in the discretion of our Board of Directors, without further stockholder approval, in the manner described in the Split Amendment (such final ratio, the “Reverse Stock Split Ratio”). The Authorized Share Reduction would be effected based on the Reverse Stock Split Ratio set by our Board of Directors in the manner described herein. The par value per share of the Common Stock would remain unchanged at $0.0001.

The Reverse Stock Split would also affect outstanding options, outstanding restricted stock units (RSUs) and shares reserved for issuance under our equity compensation plans, as described in “— Effect on Equity Compensation Plans, Outstanding Options and RSUs” below and our outstanding warrants (including our publicly traded warrants) as described in “— Effect on Warrants” below. This discussion of the Split Amendment is a summary only and is qualified in its entirety by reference to the text of the Split Amendment, a copy of which is attached as Appendix B-1. For convenience of reference, a copy of the Split Amendment showing the changes to applicable portions of the Current Certificate, with deleted text shown in strikethrough and added text shown as double-underlined, is attached as Appendix B-2.
If stockholders approve the Split Proposal, our Board of Directors in its discretion could determine to cause the Split Amendment, including the Reverse Stock Split Ratio, to be filed with the Delaware Secretary of State and effect the Reverse Stock Split and the Authorized Share Reduction based on the Reverse Stock Split Ratio. Such Split Amendment would include only the Reverse Stock Split Ratio determined by our Board of Directors to be in the best interest of the Company and its stockholders. Our Board of Directors also may determine in its discretion not to effect the Reverse Stock Split and the Authorized Share Reduction and not to file the Split Amendment (even if the Split Proposal is approved by our stockholders), in which case the Split Amendment will be abandoned. No further action on the part of stockholders will be required to either implement or abandon the Reverse Stock Split and the Authorized Share Reduction.
Reasons for the Reverse Stock Split
Meet Certain Continued Listing Requirements of Nasdaq
As discussed above, our Class A Common Stock and publicly traded warrants currently trade on The Nasdaq Global Select Market. We are not currently in compliance with Nasdaq requirements for our Class A Common Stock and publicly-traded warrants that require our Class A Common Stock to maintain a minimum closing bid price of $1.00 per share.
Our Board of Directors has considered the potential harm to our Company and our stockholders should Nasdaq delist our Class A Common Stock. Delisting could adversely affect the liquidity of our Class A Common Stock since alternatives, such as the OTC Bulletin Board and the “pink sheets,” are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our Class A Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Class A Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or for other reasons. The liquidity and market prices of our publicly traded warrants could also be adversely affected. Delisting could cause other adverse consequences, such as difficulties in raising capital and in providing stock-based incentives to attract and retain personnel. It could also impair our reputation and our relationships with real estate owners, developers and other business partners, which could make it more difficult or costly for us to maintain or expand our portfolio of leased properties. In addition, our Class A Common Stock could be deemed to be a “penny stock,” which could result in reduced levels of trading in our Class A Common Stock, and we would also become subject to additional state securities regulations in connection with any sales of our securities. Our Board of Directors believes that the Reverse Stock Split is a potentially effective means for us to increase the per share market price of our Class A Common Stock and to avoid, or at least mitigate, the likely adverse consequences of our Class A Common Stock being delisted from Nasdaq by producing the immediate effect of increasing the bid price of our Class A Common Stock.
Potentially Improve the Marketability and Liquidity of our Common Stock
Our Board of Directors believes that the increased market price of our Class A Common Stock expected as a result of implementing the Reverse Stock Split could improve the marketability and liquidity of our Class A Common Stock and encourage interest and trading in our Class A Common Stock.
Appeal to a Broader Range of Investors to Generate Greater Investor Interest in the Company
We believe that the Reverse Stock Split and an increase in our stock price may make our Class A Common Stock more attractive to a broader range of institutional and other investors. Many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers, which reduces the number of potential purchasers of our Class A Common Stock. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically less attractive to brokers. Investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, we believe the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. Further, lower-priced stocks have a perception in the investment community as being riskier and more speculative, which may negatively impact not only the price of our Class A Common Stock, but also our market liquidity.
Reasons for the Reduction in the Authorized Number of Shares of Common Stock
As a matter of Delaware law, implementation of the Reverse Stock Split does not require the Authorized Share Reduction. However, the Authorized Share Reduction is designed to maintain approximately the same proportion of the total number of authorized shares of capital stock, Common Stock and each series of Common Stock that are not issued or outstanding following the Reverse Stock Split, subject to adjustments for any fractional shares. See below under “— Tabular Illustration of Effect of the Reverse Stock Split and Authorized Share Reduction” for a presentation of the effect on our authorized capital of the Authorized Share Reduction at each of the four possible reverse stock split ratios. This proposed reduction is intended to satisfy the voting policies of certain of our stockholders, conform to the requirements of certain entities that make recommendations to stockholders regarding proposals submitted by us, and ensure that we do not have what some stockholders might view as an unreasonably high number of authorized but unissued shares of Common Stock. In addition, the reduction in the number of authorized shares of our stock may also reduce certain of our costs.
Certain Risks Associated with a Reverse Stock Split
There are certain risks associated with a reverse stock split, and we cannot accurately predict or assure you that the Reverse Stock Split will produce or maintain the desired results. However, our Board of Directors believes that the benefits to us and our stockholders outweigh the risks and recommends that you vote in favor of the Split Proposal.
We cannot assure you that the proposed Reverse Stock Split, if effected, will increase our stock price. There can be no assurance that the total market capitalization of our Common Stock (the aggregate value of all of our outstanding Common Stock at the then market price) after the Reverse Stock Split will be equal to or greater than the total market capitalization before the Reverse Stock Split, or that the per share market price of our Common Stock following the Reverse Stock Split will either equal or exceed the current per share market price.
The closing sale price of our Class A Common Stock on Nasdaq was $0.8100 per share on the Record Date for the special meeting. We expect that the Reverse Stock Split, if effected, will increase the per share trading price of our Class A Common Stock. However, we cannot assure you that the market price per share of our Class A Common Stock after the Reverse Stock Split will rise or remain constant in proportion to the reduction in the number of shares of Class A Common Stock outstanding before the Reverse Stock Split. The effect of the Reverse Stock Split on the per share trading price of our Class A Common Stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies is varied, particularly since some investors may view a reverse stock split negatively. In many cases, the market price of a company’s shares declines after a reverse stock split, or the market price of a company’s shares immediately after a reverse stock split does not reflect a proportionate or mathematical adjustment to the market price based on the ratio of such reverse stock split. Accordingly, the total market capitalization of our Class A Common Stock and the Company after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split, and it is possible that the Reverse Stock Split may not result in a per share trading price that would attract investors who do not trade in lower priced stocks.
Reducing the number of outstanding shares of our common stock through the Reverse Stock Split, if effected, is intended, absent other factors, to increase the per share trading price of our Class A Common

Stock. However, even if we implement the Reverse Stock Split, the per share trading price of our Class A Common Stock may decrease due to factors unrelated to the Reverse Stock Split. Other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the per share trading price of our Class A Common Stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the benefits that we anticipate, that the per share trading price of our Class A Common Stock will increase following the Reverse Stock Split or that the per share trading price of our Class A Common Stock will not decrease in the future. Although no assurances are possible concerning the trading price of our Class A Common Stock if the Reverse Stock Split is effected or concerning future fluctuations in the market price of our Class A Common Stock after the Reverse Stock Split, based on such price, our intention in determining the reverse stock split ratio to be reflected in the Reverse Stock Split is that such ratio will result in an increase in the per share market price of our Class A Common Stock immediately after the Reverse Stock Split, although whether the price of our Class A Common Stock is sufficient or is maintained for a sufficient period of time depends in part on the ratio of the Reverse Stock Split and future fluctuations in the price of our Class A Common Stock.
The proposed Reverse Stock Split may reduce the liquidity of our Class A Common Stock and result in higher transaction costs.
The liquidity of our Class A Common Stock may be negatively impacted by the Reverse Stock Split, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the per share trading price does not increase proportionately as a result of the Reverse Stock Split. In addition, if the Reverse Stock Split is implemented, it will likely increase the number of our stockholders who own “odd lots” of fewer than 100 shares of Class A Common Stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions relating to more than 100 shares of Class A Common Stock. In addition, although we believe the Reverse Stock Split may enhance the marketability of our Class A Common Stock to certain potential investors, we cannot assure you that, if implemented, our Class A Common Stock will be more attractive to investors. While our Board of Directors believes that a higher stock price may help generate the interest of new investors, the Reverse Stock Split may not result in a per-share price that will attract certain types of investors, such as institutional investors or investment funds, and such share price may not satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our Class A Common Stock may not improve as a result of the Reverse Stock Split and could be adversely affected by a higher per share price. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of our Class A Common Stock as described above.
Determination of Reverse Stock Split Ratio
In determining the Reverse Stock Split Ratio to be utilized (if any), we expect that the Board of Directors will consider various factors, including
•
the projected impact of the Reverse Stock Split Ratio on our ability to continue the Class A Common Stock’s listing on Nasdaq;

•
prevailing stock market conditions, general economic conditions and other conditions prevailing in our industry;

•
our market capitalization (including the number of outstanding shares of the Common Stock);

•
our Class A Common Stock price prior to the Reverse Stock Split, and the expected trading price and volume of our Class A Common Stock following the Reverse Stock Split; and

•
the factors described above under the heading “Certain Risks Associated with a Reverse Stock Split.”

Our Board of Directors will consider the conditions, information and circumstances existing at the time when it determines whether to implement a Reverse Stock Split and, if it decides to implement a Reverse Stock Split, the precise Reverse Stock Split Ratio. We believe that granting our Board of Directors the authority to set the Reverse Stock Split Ratio is essential because it allows our Board of Directors to take the above factors, among others, into consideration and to react to changing market conditions.

If our Board of Directors decides to implement the Reverse Stock Split, we will make a public announcement regarding the reverse stock split ratio selected by our Board of Directors.
Principal Effects of the Reverse Stock Split and the Authorized Share Reduction
If approved and implemented, the Reverse Stock Split will be realized simultaneously and in the same ratio for all of our issued shares of Common Stock (including the issued shares Class V Common Stock and Class B Non-Voting Common Stock (if the Class B Amendment is adopted and has then become effective)). Any fractional shares of Common Stock that would otherwise be issuable as a result of the Reverse Stock Split will be paid out in cash as described below under “Mechanics of the Reverse Stock Split.” The Reverse Stock Split will affect all shares of Common Stock uniformly and (subject to the treatment of fractional shares) will not affect any stockholder’s percentage ownership interest in the Company or any stockholder’s proportionate voting power. Under the Current Certificate, our authorized capital stock currently consists of 1,500,000,000 shares of Common Stock, par value $0.0001 per share (including two series thereof, denominated as 1,000,000,000 shares of Class A Common Stock and 500,000,000 shares of Class V Common Stock), and 100,000,000 shares of preferred stock, par value $0.0001 per share. At the effective time of the Reverse Stock Split (the Effective Time), depending on the approved Reverse Stock Split Ratio ultimately selected by the Board of Directors, if any, the total number of authorized shares of the Common Stock will be reduced from (a) 1,500,000,000 to 300,000,000 if the Board of Directors selects a ratio of five-for-one, or as few as 75,000,000 if a ratio of twenty-for-one is selected, in the event that the Class B Amendment is not adopted and has not become effective or (b) 1,600,000,000 to 320,000,000 if the Board of Directors selects a ratio of five-for-one, or as few as 80,000,000 if a ratio of twenty-for-one is selected, in the event that the Class B Amendment is adopted and has become effective. Proportionate reductions in the authorized shares of Class A Common Stock, Class V Common Stock, Class B Non-Voting Common Stock (if the Class B Amendment is adopted and has become effective) and preferred stock, would also occur, as reflected in the Split Amendment. The par value per share of the Common Stock and preferred stock would remain unchanged at $0.0001 after the Reverse Stock Split and the Authorized Share Reduction.
Tabular Illustration of Effect of the Reverse Stock Split and Authorized Share Reduction.
The table below sets forth, as of the Record Date, and for illustrative purposes only, certain effects of potential Reverse Stock Split Ratios of five-for-one, ten-for-one, fifteen-for-one, or twenty-for-one, including on our shares reserved for future issuance pursuant to outstanding warrants and stock options and pursuant to our equity incentive plans (without giving effect to the treatment of fractional shares).
	Pre-Reverse Stock Split	Post-Reverse Stock Split
		Reverse Stock Split Ratio:
		5 for 1	10 for 1	15 for 1	20 for 1
Authorized shares*
Authorized Class A Common Stock	1,000,000,000	200,000,000	100,000,000	66,666,667	50,000,000
Authorized Class V Common Stock	500,000,000	100,000,000	50,000,000	33,333,333	25,000,000
Authorized preferred stock	100,000,000	20,000,000	10,000,000	6,666,667	5,000,000
Total authorized shares	1,600,000,000	320,000,000	160,000,000	106,666,667	80,000,000
Shares issued and outstanding
Class A Common Stock	68,708,341	13,741,668	6,870,834	4,580,556	3,435,417
Class V Common Stock	58,483,781	11,696,756	5,848,378	3,898,919	2,924,189
Total shares issued and outstanding	127,192,122	25,438,424	12,719,212	8,479,475	6,359,606
Outstanding warrants	8,624,792	1,724,958	862,479	574,986	431,239
Outstanding options, restricted stock units, and other awards
Outstanding stock options	4,269,816	853,963	426,981	284,654	213,490

	Pre-Reverse Stock Split	Post-Reverse Stock Split
		Reverse Stock Split Ratio:
		5 for 1	10 for 1	15 for 1	20 for 1
Outstanding restricted stock units	16,601,821	3,320,364	1,660,182	1,106,788	830,091
Total outstanding options, restricted stock units, and other awards	20,871,637	4,174,327	2,087,163	1,391,442	1,043,582
Shares available for future issuance under Plans**	8,261,798	1,652,359	826,179	550,786	413,089
Total shares of Common Stock issued or reserved for future issuance	164,950,349	32,990,069	16,495,034	10,996,690	8,247,517
Shares of Common Stock authorized, but not issued or reserved for future issuance	1,435,049,651	287,009,930	143,504,965	95,669,977	71,752,483

*
If the Class B Proposal is approved and the Class B Amendment becomes effective prior to the Split Amendment, the Class B Non-Voting Common Stock will be subject to proportionate adjustment.

**
Consists of 2021 Equity Incentive Plan, 2021 Employee Stock Purchase Plan and 2012 Unit Option Plan.

Effect on Equity Compensation Plans and Outstanding Equity Awards
As shown in the table above, if the Reverse Stock Split is approved and effected, the total number of shares of common stock reserved for issuance under our 2021 Equity Incentive Plan and 2012 Unit Option Plan and 2021 Employee Stock Purchase Plan (“ESPP”) would be reduced in proportion to the Reverse Stock Split Ratio selected by our Board of Directors. As of the Record Date, there were a total of (i) 16,601,821 shares of Class A Common Stock subject to settlement of outstanding restricted stock units (“RSUs”) under the Plans, (ii) 4,269,816 shares of Class A Common Stock subject to outstanding stock options under the Plans, (iii) 4,846,173 shares of Class A Common Stock reserved for future issuance under the 2021 Equity Incentive Plan and (iv) 3,415,625 shares of Class A Common Stock reserved for future issuance under the ESPP. Upon effectiveness of the Reverse Stock Split, if any, all shares of Class A Common Stock subject to RSUs or options under the Plans, and any shares remaining available for future awards under the Plans and reserved for issuance under the ESPP, would be converted into one-fifth, one-tenth, one-fifteenth, or one-twentieth of the number of such shares immediately preceding the Reverse Stock Split (subject to adjustment for fractional interests), depending on the Reverse Stock Split Ratio selected by our Board of Directors.
Under the terms of our outstanding options and RSUs, the Reverse Stock Split would adjust and proportionately reduce the number of shares of Class A Common Stock subject to such options and RSUs in the same ratio of the Reverse Stock Split Ratio and, correspondingly, would proportionately increase the exercise price of any such options. This will result in approximately the same aggregate exercise price being required to be paid for such options as immediately prior to the Reverse Stock Split. The number of shares of Class A Common Stock issuable upon exercise or settlement of outstanding options and RSUs and the exercise or purchase price related thereto, as applicable, would be equitably adjusted in accordance with the terms of the Plans, which may include rounding the number of shares of common stock issuable to the nearest whole share.
Effect on Warrants
The outstanding warrants to purchase shares of our Class A Common Stock (the “Warrants”) will be proportionately adjusted to reflect the Reverse Stock Split, including the number of shares purchasable upon exercise of the Warrants and their exercise prices.
Accounting Matters
The Reverse Stock Split will not affect the par value of a share of our common stock or preferred stock. As a result, as of the Effective Time, the stated capital attributable to common stock on our balance sheet will be reduced proportionately based on the Reverse Stock Split Ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.
Mechanics of the Reverse Stock Split
Effect on Stockholders of Record
Stockholders may hold some or all of their Common Stock electronically in book-entry form with our transfer agent, Computershare Trust Company, N.A. These stockholders will not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their accounts. If you hold registered Common Stock in book-entry form, you do not need to take any action to receive your post-reverse stock split shares, if applicable. A transaction statement will automatically be sent to these stockholders’ address of record indicating the number of shares of Common Stock held following the Reverse Stock Split.
Stockholders of record may also hold stock certificates representing some or all of their Common Stock. As of the effectiveness of the Reverse Stock Split, each certificate representing pre-split shares of Common Stock will, until surrendered and exchanged, be deemed to represent only the relevant number of post-reverse stock split shares of Common Stock as a result and at the time of the Reverse Stock Split. If applicable to you, as soon as practicable after the effectiveness of the Reverse Stock Split, our transfer agent, Computershare Trust Company, N.A., will mail you a letter of transmittal. Upon receipt of your properly completed and executed letter of transmittal and your stock certificate(s), you will be issued the appropriate number of shares either as stock certificates (including legends, if appropriate) or electronically in book-entry form, as determined by the Company.
Effect on Street Name Stockholders
Upon the Reverse Stock Split, we intend to treat Common Stock held by street name stockholders through a bank, broker or other nominee, in the same manner as stockholders whose shares are registered in their own names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their customers holding Common Stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold shares of Common Stock with a bank, broker or other nominee and have any questions in this regard, you are encouraged to contact your bank, broker or other nominee.
Fractional Shares
We will not issue fractional shares in connection with the Reverse Stock Split. Instead, any fractional share that would otherwise result from the Reverse Stock Split because the stockholder owns a number of shares not evenly divisible by the ratio would instead settle in cash. The cash amount to be paid to each holder of shares of the Common Stock would be equal to the resulting fractional interest in one share of our Class A Common Stock to which the stockholder would otherwise be entitled, multiplied by the closing trading price of our Class A Common Stock on the trading day immediately after the effectiveness of the Reverse Stock Split (as adjusted to give effect to the Reverse Stock Split), without interest. Fractional interests in the common units of Inspirato LLC would also be paid out in cash, applying the same per-share price, and fractional interests in the related shares of Class V Common Stock would be paid out in cash with reference to their right to receive $0.0001 upon specified events in our current certificate of incorporation. We do not anticipate that the aggregate cash amount paid by us for fractional interests will be material. Stockholders should be aware that, under the escheat laws of certain jurisdictions, sums due for fractional interests that are not timely claimed after the funds are made available may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to obtain the funds directly from the state to which they were paid.
Procedure for Implementing the Reverse Stock Split
The Reverse Stock Split will be effective upon the filing of the Split Amendment with the Delaware Secretary of State. If the Reverse Stock Split is approved and our Board of Directors determines to proceed with the Reverse Stock Split, the exact timing of the filing of the Split Amendment will be determined by our Board of Directors. By approving the Reverse Stock Split, the stockholders will approve each of the four (4) possible reverse stock split ratios proposed by our Board of Directors without further stockholder action. The Split Amendment filed with the Secretary of State of the State of Delaware will include only the Reverse Stock Split Ratio that is determined by our Board of Directors to be in our best interests and the best interests of our stockholders.
If, at any time prior to the filing of the Split Amendment with the Delaware Secretary of State, notwithstanding stockholder approval, and without further action by the stockholders, our Board of Directors, in its sole discretion, determines that it is in our best interests and the best interests of our stockholders to delay the filing of the Split Amendment or abandon the Reverse Stock Split, the Reverse Stock Split may be delayed or abandoned. We reserve the right to abandon the Split Amendment or the Reverse Stock Split in their entirety without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of the State of Delaware of the Split Amendment, even if the authority to effect the Reverse Stock Split has been approved by our stockholders at the special meeting. By voting in favor of the Reverse Stock Split, you are expressly also authorizing our Board of Directors to delay, not to proceed with, and abandon, the Split Amendment and Reverse Stock Split in their entirety, in our Board of Directors’ sole discretion.
If the Reverse Stock Split is effected, then after the effectiveness of the Reverse Stock Split, our Class A Common Stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below. After the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act. We currently expect that our Common Stock will continue to be listed on Nasdaq under the symbol “ISPO” and that our publicly traded warrants will continue to be listed on Nasdaq under the symbol “ISPOW,” although each will be considered a new listing with a new CUSIP number, subject to any future change of listing of our securities.
The Reverse Stock Split is not intended to be, and we do not believe that it will have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.
No Appraisal Rights
Under the Delaware General Corporation Law, stockholders are not entitled to dissenter’s or appraisal rights with respect to the Reverse Stock Split, and we will not independently provide stockholders with any such rights.
Certain Material U.S. Federal Income Tax Considerations of the Reverse Stock Split
The following discussion is a summary of certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our Class A Common Stock but does not purport to be a complete analysis of all potential tax effects that may be relevant to stockholders. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local, or foreign tax laws are not discussed. This discussion is based on the Internal Revenue Code of 1986 (the “Code”), U.S. Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the Internal Revenue Service (the “IRS”) in effect as of the date of this proxy statement. These authorities may change or be subject to differing interpretations. Any such change may be applied retroactively in a manner that could adversely affect a holder of our common stock. We have not sought, and will not seek, any ruling from the IRS or an opinion of tax counsel with respect to the matters discussed herein. The discussion below regarding the U.S. federal income tax consequences of the Reverse Stock Split is not binding on the IRS or the courts. Accordingly, each stockholder is urged to consult with his, her or its own tax advisor with respect to the tax consequences of the Reverse Stock Split.
This summary is limited to U.S. stockholders who hold shares of our Class A Common Stock prior to the Reverse Stock Split (“Old Shares”) and the shares of our Class A Common Stock immediately after the Reverse Stock Split (“New Shares”) as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to the particular circumstances of a stockholder. In addition, it does not address all consequences relevant to stockholders that are subject to particular rules, including:
•
persons subject to the alternative minimum tax or Medicare contribution tax on net investment income;

•
persons whose functional currency is not the U.S. dollar;

•
persons holding our common stock as part of a hedge, straddle, or other risk reduction strategy or as part of a conversion transaction or other integrated investment;

•
persons who are former U.S. citizens or long-term residents;

•
persons who are not U.S. Holders (as defined below);

•
banks, insurance companies, and other financial institutions;

•
mutual funds, real estate investment trusts or regulated investment companies;

•
brokers, dealers, or traders in securities;

•
partnerships, other entities or arrangements treated as partnerships for U.S. federal income tax purposes, and other pass-through entities (and investors therein);

•
tax-exempt organizations or governmental organizations;

•
persons deemed to sell our common stock under the constructive sale provisions of the Code;

•
persons who hold or receive our common stock pursuant to the exercise of any employee stock options or otherwise as compensation;

•
persons who are subject to special tax accounting rules under Section 451(b) of the Code;

•
persons who hold our common stock as “qualified small business stock” pursuant to Section 1202 of the Code; and

•
tax-qualified retirement plans.

This discussion is limited to stockholders that are U.S. Holders. For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our Class A Common Stock that, for U.S. federal income tax purposes, is or is treated as:
•
an individual who is a citizen or resident of the United States;

•
a corporation (or other entity taxable as a corporation for U.S. Federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia;

•
an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•
a trust if either a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of such trust, or the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person for U.S. federal income tax purposes.

If an entity treated as a partnership for U.S. federal income tax purposes holds our common stock, the tax treatment of a partner in the partnership will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships holding our common stock and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them.
In addition, the following discussion does not address the tax consequences of the Reverse Stock Split under state, local and foreign tax laws. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split, and it does not address any tax consequences to holders of our subsidiary’s common units and our Class V Common Stock.

STOCKHOLDERS (INCLUDING HOLDERS OF OUR SUBSIDIARY’S COMMON UNITS AND OUR CLASS V COMMON STOCK) SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAX JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.
U.S. Federal Income Tax Consequences of the Reverse Stock Split to U.S. Holder
The Reverse Stock Split is intended to constitute a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code for U.S. federal income tax purposes. If so treated, in general, and except as described below with respect to cash in lieu of fractional shares, no gain or loss should be recognized by a U.S. Holder upon such stockholder’s exchange, or deemed exchange, of Old Shares for New Shares pursuant to the Reverse Stock Split. Accordingly, the aggregate tax basis of the New Shares received in the Reverse Stock Split should be the same as such stockholder’s aggregate tax basis in the Old Shares being exchanged (excluding the portion of the tax basis allocable to any fractional share), and the holding period for the New Shares received should include the holding period for the Old Shares being exchanged. Special tax basis and holding period rules may apply to holders that acquired different blocks of stock at different prices or at different times. Stockholders should consult their own tax advisors as to the applicability of these special rules to their particular circumstances.
Cash in Lieu of Fractional Shares
A U.S. Holder who receives cash in lieu of a fractional share of New Shares pursuant to the Reverse Stock Split will be treated as having received the fractional share pursuant to the Reverse Stock Split and then as having sold such fractional share for cash. Such a U.S. Holder should generally recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. Holder’s tax basis in the Old Shares being exchanged that is allocated to the fractional share of New Shares. The capital gain or loss should be long term capital gain or loss if the U.S. Holder’s holding period for such Old Shares being exchanged that is allocated to the fractional share of New Shares exceeded one year at the Effective Time of the Reverse Stock Split. The deductibility of net capital losses by individuals and corporations is subject to limitations. U.S. Holders are advised to consult their tax advisors regarding the tax treatment of their receipt of cash in lieu of a fractional share of common stock pursuant to the Reverse Stock Split.
Information Reporting and Backup Withholding
Information returns generally will be required to be filed with the IRS with respect to the payment of cash in lieu of a fractional share of New Shares pursuant to the Reverse Stock Split, unless a U.S. Holder is an exempt recipient. In addition, U.S. Holders may be subject to a backup withholding tax (at the current applicable rate of 24%) on the payment of such cash if they do not provide their taxpayer identification numbers and complete an IRS Form W-9 in the manner required or otherwise fail to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the U.S. Holder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS. U.S. Holders should consult their own tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.
Vote Required
The affirmative vote of a majority of the voting power of the outstanding shares of Class A Common Stock and Class V Common Stock, voting together as a single class, will be required to approve the Split Proposal. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” this proposal.
Board of Directors Recommendation
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO ADOPT AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT.

THE ADJOURNMENT PROPOSAL
ADJOURNMENT OF THE SPECIAL MEETING
We are asking you to approve a proposal to adjourn the special meeting, from time to time, to a later date or dates, if necessary to solicit additional proxies because there are insufficient votes to approve any of the Note Proposal, Class B Proposal or Split Proposal at the time of the special meeting. If stockholders approve this proposal, subject to the terms of the Investment Agreement, we can adjourn the special meeting and any adjourned session of the special meeting and use the additional time to solicit additional proxies, including soliciting proxies from stockholders that have previously returned properly signed proxies voting against one or more of the Note Proposal, Class B Proposal or Split Proposal. Among other things, approval of the proposal to adjourn the special meeting, from time to time, to a later date or dates, if necessary to solicit additional proxies because there are insufficient votes to approve any of the Note Proposal, Class B Proposal or Split Proposal at the time of the special meeting could mean that, even if we received proxies representing a sufficient number of votes against the Note Proposal, Class B Proposal or Split Proposal such that one or more of those proposals would be defeated, subject to the terms of the Investment Agreement, we could adjourn the special meeting without a vote on such proposal or proposals and seek to convince the holders of those shares to change their votes to votes in favor of those proposals. Additionally, we may seek stockholder approval to adjourn the special meeting if a quorum is not present. Finally, the chairperson of the special meeting is permitted by our bylaws to adjourn the special meeting even if our stockholders have not approved this proposal.
No Appraisal Rights
Under applicable Delaware law, our stockholders are not entitled to appraisal rights with respect to the adjournment vote, and we will not independently provide stockholders with any such rights.
Vote Required
The affirmative vote of a majority of the voting power of the shares present in person (including virtually) or represented by proxy at the special meeting and entitled to vote on the Adjournment Proposal will be required for the approval of the Adjournment Proposal. Abstentions will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will have no effect on the outcome of this proposal.
Board Recommendation
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL TO ADJOURN THE SPECIAL MEETING, FROM TIME TO TIME, TO A LATER DATE OR DATES, IF NECESSARY TO SOLICIT ADDITIONAL PROXIES BECAUSE THERE ARE INSUFFICIENT VOTES TO APPROVE THE NOTE PROPOSAL, CLASS B PROPOSAL OR SPLIT PROPOSAL AT THE TIME OF THE SPECIAL MEETING.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth the beneficial ownership of our Common Stock as of August 28, 2023 (the “Ownership Date”) by:

•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Common Stock;

•
each of our named executive officers;

•
each of our directors; and

•
all of our executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated, to our knowledge, the persons or entities identified in the table have sole voting power and sole investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable.
We have based our calculation of the percentage of beneficial ownership on 68,708,341 shares of the Class A Common Stock and 58,483,781 shares of Class V Common Stock outstanding as of the Ownership Date. We have deemed shares of our Common Stock subject to stock options that are currently exercisable or exercisable within 60 days of the Ownership Date or issuable pursuant to RSUs which are subject to vesting and settlement conditions expected to occur within 60 days of the Ownership Date, to be outstanding and to be beneficially owned by the person holding the stock option or RSU for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
Name of Beneficial Owner(1)	Class A Common Stock		Class V Common Stock†		Total Shares
	Number	Percentage	Number	Percentage	Number	Percentage
Greater than 5% Stockholders:
Entities affiliated with KPCB XIV Associates, LLC(2)	11,890,097	17.3%	—	—	11,890,097	9.3%
Entities affiliated with Institutional Venture Partners XIII, L.P.(3)	9,862,867	14.4%	—	—	9,862,867	7.8%
Entities affiliated with W Capital Partners III LP(4)	7,291,435	10.6%	—	—	7,291,435	5.7%
Entities affiliated with Millennium TVP II (UPG), LLC(5)	5,769,239	8.4%	—	—	5,769,239	4.5%
Entities affiliated with Revolution Portico Holdings LLC(6)	1,399,471	2.0%	17,893,491	28.7%	19,292,962	15.2%
Named Executive Officers and Directors:
Brent Handler(7)	1,135,669	1.7%	27,766,065	47.5%	28,901,734	22.7%
Brad Handler(8)	549,718	*	902,646	1.5%	1,452,364	1.1%
David Kallery(9)	51,782	*	5,782,001	9.9%	5,833,783	4.6%
Robert Kaiden(10)	—	—	—	—	—	—
Web Neighbor(11)	283,528	*	2,206,711	3.8%	2,490,239	2.0%
Michael Armstrong(12)	24,077	*	—	—	24,077	*
Scott Berman(13)	76,093	*	—	—	76,093	*
Ann Payne(14)	24,077	*	—	—	24,077	*
Eric Grosse(15)	24,077	*	—	—	24,077	*
All directors and current executive officers as a group (8 persons)(16)	1,885,493	2.7%	34,450,712	58.9%	36,336,205	28.6%

*
Represents less than 1%.

†
Each share of Class V Common Stock corresponds to an equal number of common units of Inspirato LLC, which together with the cancellation of an equal number of shares of Class V Common Stock, may be exchanged for an equal number of shares of Class A Common Stock, subject to certain restrictions.

(1)
Unless otherwise noted, the business address of each of those listed in the table above is c/o Inspirato Incorporated 1544 Wazee Street, Denver, Colorado 80202.

(2)
Based solely on a Schedule 13G filed with the SEC on February 3, 2023 jointly on behalf of Kleiner Perkins Caufield & Byers XIV, LLC (“KPCB XIV”), KPCB XIV Founders Fund, LLC (“KPCB XIV Founders”) and KPCB XIV Associates, LLC (“Associates”), consists of (i) 10,962,670 shares of Class A Common Stock held by KPCB XIV; and (ii) 927,427 shares of Class A Common Stock held by KPCB XIV Founders. The managing member of KPCB XIV and KPCB XIV Founders is Associates. The principal business address of each of the entities identified in this footnote is c/o Kleiner Perkins, 2750 Sand Hill Road, Menlo Park, California 94025.

(3)
Based solely on an amended Schedule 13D filed with the SEC on August 9, 2023 jointly on behalf of Institutional Venture Partners XIII, L.P. (“IVP XIII”), Institutional Venture Management XIII LLC (“IVM XIII”), Todd C. Chaffee, Norman A. Fogelsong, Stephen J. Harrick, J. Sanford Miller, and Dennis B. Phelps, consists of 9,862,867 shares of Class A Common Stock held by IVP XIII. IVM XIII is the general partner of IVP XIII and has shared voting and investment control over the shares owned by IVP XIII. Todd C. Chaffee, Norman A. Fogelsong, Stephen J. Harrick, J. Sanford Miller, and Dennis B. Phelps (the “Managing Directors”) are the Managing Directors of IVM XIII and share voting and dispositive power over the shares held by IVP XIII. The principal business address of each of the entities and individuals identified in this footnote is 3000 Sand Hill Road, Building 2, Suite 250, Menlo Park, California 94025.

(4)
Based solely on an amended Schedule 13D filed with the SEC on February 9, 2023 on behalf of W Capital Partners III, L.P. (“WCP III”), consists of 7,291,435 shares of Class A Common Stock held by WCP III. Robert Migliorino, David Wachter and Stephen Wertheimer, the managing members of WCP III, exercise shared voting and dispositive control over such shares. The managing members disclaim beneficial ownership of all shares held by WCP III, except to the extent of their pecuniary interest therein. The principal business address of each of the entities and individuals identified in this footnote is c/o W Capital Partners, 400 Park Ave, New York, New York 10022.

(5)
Based solely on an amended Schedule 13G filed with the SEC on February 10, 2023 jointly on behalf of Millennium Technology Value Partners II, L.P. (“MTVP II”), Millennium Technology Value Partners II-A, L.P. (“MTVP II-A”), Millennium Technology Value Partners II GP, L.P. (“MTVP II GP”), Millennium TVP II (UGP), LLC (“MTVP II UGP”) and Samuel L. Schwerin, consists of (i) 3,985,460 shares of Class A Common Stock held by MTVP II and (ii) 1,783,779 shares of Class A Common Stock held by MTVP II-A. MTVP II GP is the general partner of MTVP II and MTVP II-A. MTVP II UGP is the general partner of MTVP II GP. Mr. Schwerin is the manager and sole equity holder of MTVP II UGP. The principal business address of each of the entities and persons identified in this footnote is 60 East 42nd Street, Suite 2137, New York, New York 10165.

(6)
Based solely on an amended Schedule 13D filed with the SEC on August 17, 2023 jointly on behalf of Revolution Portico Holdings LLC (“Portico”), Exclusive Resorts LLC (“Exclusive”), Alps Investment Holdings LLC (“Alps”), Revolution Management Company LLC and Stephen M. Case, consists of (i) 1,000,000 shares of Class A Common Stock and 16,768,474 shares of Class V Common Stock held by Portico; (ii) 1,125,017 shares of Class V Common Stock held by Exclusive; and (iii) 399,471 shares of Class A Common Stock held by Alps. Revolution Management Company LLC (“Revolution”) is the sole manager of each of Portico, Exclusive and Alps. Stephen M. Case serves as the manager of Revolution and may be deemed to have voting and dispositive control over the shares held by Revolution. The principal business address of each of the entities and individuals identified in this footnote is 1717 Rhode Island Avenue, NW, 10th Floor, Washington, D.C. 20036.

(7)
Consists of (i) 291,299 shares of Class A Common Stock and 1,032,639 shares of Class V Common Stock held by Mr. Handler in his individual capacity, of which 86,149 shares of Class V Common Stock will be unvested and subject to our right of repurchase as of 60 days following the Ownership Date; (ii) 24,860,704 shares of Class V Common Stock held by BRM Ventures, LLC; (iii) 844,370 shares of Class A Common Stock and 646,936 shares of Class V Common Stock held by the Brent L. Handler Revocable Trust; (iv) 950,863 shares of Class V Common Stock held by the HFIN 2020 Trust; and (v) 274,923 shares of Class V Common Stock held by the SLH 2012 Descendants Trust. Mr. Handler is the Manager of BRM Ventures, LLC, and thus has voting and dispositive control over the shares held by BRM Ventures, LLC. Mr. Handler is the grantor of the Brent L. Handler Revocable Trust, and thus has voting and dispositive control over the shares held by the Brent L. Handler Revocable Trust. Mr. Handler is the designated investment advisor of the HFIN 2020 Trust, and in such capacity has voting and dispositive control over the shares held by HFIN 2020 Trust. Brent Handler and Brad Handler are the trustees of the SLH 2012 Descendants Trust, and each shares voting and dispositive control over the shares held by the SLH 2012 Descendants Trust.

(8)
Consists of (i) 549,718 shares of Class A Common Stock and 315,050 shares of Class V Common Stock held by Mr. Handler in his individual capacity, of which 21,547 shares of Class V Common Stock will be unvested and subject to our right of repurchase as of 60 days following the Ownership Date; (ii) 312,673 shares of Class V Common Stock held by the Handler Children’s Remainder Trust; and (iii) 274,923 shares of Class V Common Stock held by the SLH 2012 Descendants Trust. Mr. Handler is the trustee of the Handler Children’s Remainder Trust and thus has voting and dispositive control over the shares held by the Handler Children’s Remainder Trust. Brent Handler and Brad Handler are the trustees of the SLH 2012 Descendants Trust, and each shares voting and dispositive control over the shares held by the SLH 2012 Descendants Trust.

(9)
Consists of (i) 51,782 shares of Class A Common Stock and 1,838,113 shares of Class V Common Stock held by Mr. Kallery in his individual capacity; (ii) 2,312,781 shares of Class V Common Stock held by Patricia Kallery, Mr. Kallery’s spouse; and (iii) 1,631,107 shares of Class V Common Stock held by the David S. Kallery 2021 Trust fbo Patricia K. Kallery, for which Patricia Kallery serves as trustee.

(10)
Mr. Kaiden was appointed our Chief Financial Officer effective March 21, 2023.

(11)
Consists of (i) 30,792 shares of Class A Common Stock and 2,206,711 shares of Class V Common Stock held by Mr. Neighbor in his individual capacity; and (ii) 252,736 shares of Class A Common Stock underlying RSUs expected to vest within 60 days of the Ownership Date. Mr. Neighbor was our Chief Financial Officer until March 21, 2023.

(12)
Consists of 24,077 shares of Class A Common Stock held by Mr. Armstrong in his individual capacity.

(13)
Consists of 76,093 shares of Class A Common Stock held by Mr. Berman in his individual capacity.

(14)
Consists of 24,077 shares of Class A Common Stock held by Ms. Payne in her individual capacity.

(15)
Consists of 24,077 shares of Class A Common Stock held by Mr. Grosse in his individual capacity.

(16)
Consists of (i) 1,885,493 shares of Class A Common Stock and (ii) 34,450,712 shares of Class V Common Stock.

OTHER MATTERS
Stockholder Proposals or Director Nominations for 2024 Annual Meeting
If a stockholder would like us to consider including a proposal in our proxy statement for our 2024 annual meeting pursuant to Rule 14a-8 of the Exchange Act, then the proposal must be received by our corporate secretary at our principal executive offices on or before December 8, 2023. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:
Inspirato Incorporated
Attention: Corporate Secretary
1544 Wazee Street
Denver, Colorado 80202
Our amended and restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal or nominate a director at an annual meeting, but do not seek to include the proposal or director nominee in our proxy statement. In order to be properly brought before our 2024 annual meeting, the stockholder must provide timely written notice to our corporate secretary, at our principal executive offices, and any such proposal or nomination must constitute a proper matter for stockholder action. The written notice must contain the information specified in our amended and restated bylaws. To be timely, a stockholder’s written notice must be received by our corporate secretary at our principal executive offices:

•
no earlier than 8:00 a.m., Mountain Time, on January 19, 2024, and

•
no later than 5:00 p.m., Mountain Time, on February 18, 2024.

In the event that we hold our 2024 annual meeting more or less than 30 days after the one-year anniversary of this year’s annual meeting, then such written notice must be received by our corporate secretary at our principal executive offices:

•
no earlier than 8:00 a.m., Mountain Time, on the 120th day prior to the day of our 2024 annual meeting, and

•
no later than 5:00 p.m., Mountain Time, on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us.

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting of stockholders does not appear to present his, her or its proposal at such annual meeting, then we are not required to present the proposal for a vote at such annual meeting.
Availability of Bylaws
A copy of our amended and restated bylaws may be obtained by accessing our filings on the SEC’s website at www.sec.gov. You may also contact our corporate secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.
Questions and Additional Information
If you have any questions concerning the special meeting or this proxy statement, would like additional copies of the accompanying proxy statement or need help submitting your proxy or voting your shares of our common stock, please contact us at ir@inspirato.com.
Other Matters
Our Board of Directors does not know of any other matters to be presented at the special meeting. If any additional matters are properly presented at the special meeting, the persons named in the proxy will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.
* * * * *

It is important that your shares be represented at the special meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote as promptly as possible to ensure your vote is recorded.
THE BOARD OF DIRECTORS
Denver, Colorado
September 7, 2023

Appendix A-1
Class B Amendment (Clean)

A-1-1

CERTIFICATE OF AMENDMENT TO THE
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
INSPIRATO INCORPORATED
Inspirato Incorporated, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:
A.   The Corporation was originally incorporated under the name of Thayer Ventures Acquisition Corporation, and the original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on July 31, 2020.
B.   This Certificate of Amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”).
C.   Article IV of the Certificate of Incorporation of the Corporation is hereby restated and amended in its entirety to read as follows:
ARTICLE IV
CAPITALIZATION
Section 4.1   Authorized Capital Stock.   The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 1,700,000,000 shares, consisting of (a) 1,600,000,000 shares of common stock (the “Common Stock”), including (i) 1,000,000,000 shares of Class A common stock (the “Class A Common Stock”), (ii) 500,000,000 shares of Class V common stock (the “Class V Common Stock”) and (iii) 100,000,000 shares of Class B non-voting common stock (the “Class B Non-Voting Common Stock”), and (b) 100,000,000 shares of preferred stock (the “Preferred Stock”). The number of authorized shares of either Common Stock (including, for the avoidance of doubt, the number of authorized shares of Class A Common Stock, Class V Common Stock and Class B Non-Voting Common Stock) or Preferred Stock may be increased or decreased (but not below the number of shares of such class then outstanding or, in the case of Common Stock, then necessary for issuance in connection with the exchange of Common Units of Inspirato LLC (the “Common Units”) pursuant to Section 4.6 (an “Exchange”) of that certain Ninth Amended and Restated Limited Liability Company Agreement of Inspirato LLC (the “LLC Agreement”) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of the Common Stock or Preferred Stock, as applicable, voting separately as a class shall be required therefor, unless a separate vote is required pursuant to any Preferred Stock Designation (as defined below).
Except as expressly provided herein, the rights, preferences and powers of the Class A Common Stock and Class B Non-Voting Common Stock shall be in all respects and for all purposes and in all circumstances absolutely and completely identical.
The term “Business Combination”, as used in this Amended and Restated Certificate, shall mean a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Corporation and one or more businesses. The term “Offering” as used in this Amended and Restated Certificate shall mean the Corporation’s initial public offering of securities.
Section 4.2   Preferred Stock.   Subject to Article IX of this Amended and Restated Certificate, the Board of Directors of the Corporation (the “Board”) is hereby expressly authorized to provide out of the unissued shares of the Preferred Stock for one or more series of Preferred Stock and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, of each such series and any qualifications, limitations and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board providing for the issuance of such series and included in a certificate of designation (a “Preferred Stock Designation”) filed pursuant to the DGCL, and the Board is hereby expressly vested with the authority to the full extent provided by law, now or hereafter, to adopt any such resolution or resolutions.

A-1-2

Section 4.3   Common Stock.
(a)   Voting.
(i)   Except as otherwise provided in this Amended and Restated Certificate or as required by applicable law, each holder of record of Class A Common Stock, as such, shall be entitled to one vote for each share of Class A Common Stock held of record as of the applicable record date by such holder on all matters on which stockholders generally are entitled to vote.
(ii)   Except as otherwise provided in this Amended and Restated Certificate or as required by applicable law, each holder of record of Class V Common Stock, as such, shall be entitled to one vote for each share of Class V Common Stock held of record as of the applicable record date by such holder on all matters on which stockholders generally or holders of Class V Common Stock as a separate class are entitled to vote (whether voting separately as a class or together with one or more classes of the Corporation’s capital stock).
(iii)   Except as otherwise provided in this Amended and Restated Certificate or required by applicable law, at any annual or special meeting of the stockholders of the Corporation, holders of the Class A Common Stock and holders of the Class V Common Stock shall vote together as a single class (or, if the holders of one or more series of Preferred Stock are entitled to vote together with holders of the Class A Common Stock and holders of the Class V Common Stock, as a single class with the holders of such other series of Preferred Stock) on all matters submitted to a vote of the stockholders having voting rights generally, and, subject to the terms of any Preferred Stock, shall have the exclusive right to vote for the election of directors and all other matters properly submitted to a vote of the stockholders. Notwithstanding the foregoing, except as otherwise required by law or this Amended and Restated Certificate (including any Preferred Stock Designation), holders of shares of any series of Common Stock shall not be entitled to vote on any amendment to this Amended and Restated Certificate (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock or other series of Common Stock if the holders of such affected series of Preferred Stock or Common Stock, as applicable, are entitled exclusively, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Amended and Restated Certificate (including any Preferred Stock Designation) or the DGCL.
(iv)   Notwithstanding any stated or statutory voting rights, except as otherwise provided in Section 4.3(g) hereof, the Class B Non-Voting Common Stock shall be non-voting for purposes of the BHC Act (as defined below), and the holders of the Class B Non-Voting Common Stock shall have no voting power, and shall not have the right to participate in any meeting of stockholders or to have notice thereof, to the fullest extent permitted by applicable law.
(b)   Dividends and Distributions.
(i)   Class A Common Stock and Class B Non-Voting Common Stock.   Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock having a preference over or the right to participate with the Class A Common Stock and Class B Non-Voting Common Stock with respect to the payment of dividends and other distributions in cash, stock of any corporation or property of the Corporation, the holders of Class A Common Stock and the holders of Class B Non-Voting Common Stock shall be entitled to receive equally and ratably, taken together as a single class, in proportion to the number of shares held by each such stockholder such dividends and other distributions as may from time to time be declared by the Board in its discretion out of the assets of the Corporation that are by law available therefor at such times and in such amounts as the Board in its discretion shall determine. In no event shall any dividends or other distributions be declared or made on the Class A Common Stock or Class B Non-Voting Common Stock unless the shares of Class A Common Stock and Class B Non-Voting Common Stock at the time outstanding are treated equally and identically, provided that, in the event of a dividend of Common Stock or rights to acquire Common Stock, shares of Class B Non-Voting Common Stock shall only be entitled to receive shares of Class B Non-Voting Common Stock or rights to acquire Class B Non-Voting Common Stock and shares of Class A Common Stock shall

A-1-3

only be entitled to receive an equal number of shares of Class A Common Stock or rights to acquire Class A Common Stock.
(ii)   Class V Common Stock.   Dividends and other distributions shall not be declared or paid on the Class V Common Stock.
(c)   Liquidation, Dissolution or Winding Up; Deemed Liquidation Events.   In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, or any Liquidation Event, after payment or provision for payment of the debts and other liabilities of the Corporation and of the preferential and other amounts, if any, to which the holders of Preferred Stock having a preference over the Class V Common Stock as to distributions upon dissolution, liquidation, winding up or a Deemed Liquidation Event, the holders of shares of Class V Common Stock shall be entitled to receive $0.0001 per share, and upon receiving such amount, such holders of shares of Class V Common Stock, as such, shall not be entitled to receive any other assets or funds of the Corporation. Thereafter, the holders of all outstanding shares of Class A Common Stock and Class B Non-Voting Common Stock shall be entitled to receive the remaining assets of the Corporation available for distribution equally and ratably in proportion to the number of shares held by each such stockholder. For purposes of this Amended and Restated Certificate, “Deemed Liquidation Event” shall mean (i) any consolidation or merger of the Corporation with or into any other corporation or other entity or person, or any other corporate reorganization, other than any such consolidation, merger or reorganization in which the shares of capital stock of the Corporation immediately prior to such consolidation, merger or reorganization continue to represent a majority of the voting power of the surviving entity (or, if the surviving entity is a wholly owned subsidiary, its Parent) immediately after such consolidation, merger or reorganization; provided, that, for the purpose of this Section 4.3(c), all stock, options, warrants, purchase rights or other securities exercisable for or convertible into Common Stock outstanding immediately prior to such merger or consolidation shall be deemed to be outstanding immediately prior to such merger or consolidation and, if applicable, converted or exchanged in such merger or consolidation on the same terms as the actual outstanding shares of capital stock are converted or exchanged; (B) any transaction or series of related transactions to which the Corporation is a party in which shares of the Corporation are transferred such that in excess of fifty percent (50%) of the Corporation’s voting power is transferred; provided, that, an Acquisition shall not include any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Corporation or any successor or indebtedness of the Corporation is cancelled or converted or a combination thereof; or (C) a sale, lease, exclusive license or other disposition of all or substantially all of the assets of the Corporation.
(d)   Cancellation of Class V Common Stock.   In the event that any outstanding share of Class V Common Stock shall cease to be held directly or indirectly by a holder of a Common Unit, as set forth in the books and records of Inspirato LLC (including pursuant to an Exchange), such share shall automatically and without further action on the part of the Corporation or any holder of Class V Common Stock be transferred to the Corporation and cancelled for no consideration. The Corporation shall not issue additional shares of Class V Common Stock after the Effective Time other than in connection with the valid issuance of Common Units in accordance with Sections 4.1 and 4.3 of the LLC Agreement, such that after such issuance of Class V Common Stock such holder of Common Units holds an identical number of Common Units and shares of Class V Common Stock.
(e)   Reservation of Stock.   The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock an amount equal to the number of then-outstanding Common Units subject to Exchange from time to time. Furthermore, the Corporation shall at all times reserve and keep available out of its authorized but unissued capital stock, for the purpose of effecting the conversion of the Class A Common Stock or Class B Non-Voting Common Stock, as the case may be, pursuant to Section 4.3(h)(ii) hereof, such number of its duly authorized shares of Class A Common Stock or Class B Non-Voting Common Stock, as the case may be, as shall from time to time be sufficient to effect the conversion of outstanding Class A Common Stock or Class B Non-Voting Common Stock, as applicable, according to the respective conversion rights in Section 4.3(h)(ii). If at any time the number of authorized but unissued shares of Class A Common Stock or Class B Non-Voting Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of

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the Class A Common Stock or Class B Non-Voting Common Stock, as the case may be, that are convertible pursuant to Section 4.3(h)(ii), the Corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of each such type of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to this Amended and Restated Certificate.
(f)   Splits.   If the Corporation at any time combines or subdivides (by any stock split, reverse stock split, stock dividend, recapitalization, reorganization, merger, amendment of this Amended and Restated Certificate, scheme, arrangement or otherwise (each, a “Split”)) any series of Common Stock into a greater or lesser number of shares, the shares of each other series of Common Stock outstanding immediately prior to such Split shall be equally proportionately combined or subdivided such that the proportion of shares of outstanding Class V Common Stock, Class A Common Stock and Class B Non-Voting Common Stock immediately prior to such Split shall be maintained immediately after such Split; provided, that such actions with respect to the Class V Common Stock shall be subject to Section 4.1(i) and the last sentence of Section 3.1 of the LLC Agreement. Any adjustment described in this Section 4.3(f) shall become effective at the close of business on the date the Split becomes effective.
(g)   Class B Non-Voting Common Stock Protective Provisions.
(i)    The Corporation shall not (in any case, by merger, consolidation, operation of law or otherwise) alter or repeal any provision of this Amended and Restated Certificate or the Bylaws of the Corporation (and any such act or transaction entered into shall be null and void ab initio, and of no force or effect):
(A)   other than pursuant to the terms of any Preferred Stock, in a manner that significantly and adversely affects the preferences, rights, privileges or powers of the Class B Non-Voting Common Stock, including, but not limited to, the authorization of a series of Common Stock senior to the Class B Non-Voting Common Stock, the modification of the terms of the Class B Non-Voting Common Stock, any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, or the payment of dividends by the Corporation when preferred dividends are in arrears, without (in addition to any other vote required by applicable law or this Amended and Restated Certificate) the affirmative vote of at least a majority of the shares of Class B Non-Voting Common Stock then outstanding, voting separately as a class; or
(B)   in a manner that would change the status of Class B Non-Voting Common Stock to become a Class of Voting Securities (as defined below), without (in addition to any other vote required by law or in this Amended and Restated Certificate) the written consent of each Regulated Investor (as defined below).
(h)   Conversion of Class A Common Stock and Class B Non-Voting Common Stock.
(i)   Definitions.   For all purposes of this Article IV, the following terms have the following meanings:
(A)   “BHC Act” means Bank Holding Company Act of 1956, as amended and as interpreted and implemented by the Board of Governors of the Federal Reserve System, whether pursuant to regulation, interpretation or otherwise.
(B)   “Class of Voting Securities” means a “class of voting securities” as defined for purposes of the BHC Act.
(C)   “Permitted Regulatory Transfer” means a transfer of capital stock of the Corporation by a Regulated Investor or Transferee to a party that is not an affiliate (as the term “affiliate” is used for purposes of the BHC Act) of such Regulated Investor or Transferee:
(1)   in a widespread public distribution;
(2)   to the Corporation;

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(3)   in which no transferee (or group of associated or affiliated transferees) would receive two percent (2%) or more of the outstanding securities of any Class of Voting Securities (as such percentage is calculated for purposes of the BHC Act) of the Corporation; or
(4)   to a person or entity that would control greater than fifty percent (50%) of every Class of Voting Securities of the Corporation (as such percentage is calculated for purposes of the BHC Act), without giving effect to such transfer.
(D)   “Permitted Regulatory Transferee” means a party who acquires shares of capital stock of the Corporation from a Regulated Investor or its Transferee in a Permitted Regulatory Transfer.
(E)   “Regulated Investor” means a holder of any shares of the Corporation’s capital stock that is a bank holding company or financial holding company or an affiliate thereof under the BHC Act, together with any affiliates (as defined under the BHC Act) of such holder.
(F)   “Transferee” means a party to whom a Regulated Investor directly or indirectly transfers shares of capital stock of the Corporation, including any subsequent transferee of any such party, except for a Permitted Regulatory Transferee.
(ii)   Conversion.
(A)   Conversion of Class A Common Stock into Class B Non-Voting Common Stock.   Any holder of Class A Common Stock who is a Regulated Investor or Transferee shall, at its option, at any time and from time to time, have the right to convert each share of Class A Common Stock held by such holder into one fully paid and nonassessable share of Class B Non-Voting Common Stock (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares), without the payment of additional consideration by the Regulated Investor or Transferee.
(B)   Conversion of Class B Non-Voting Common Stock into Class A Common Stock.    Except as otherwise provided in this provision, shares of Class B Non-Voting Common Stock held by a Regulated Investor or a Transferee shall not be convertible into Class A Common Stock; provided that any shares of Class B Non-Voting Common Stock held by a Permitted Regulatory Transferee shall be convertible, at the option of such Permitted Regulatory Transferee, upon (but not before) the transfer thereof in a Permitted Regulatory Transfer, with each such share of Class B Non-Voting Common Stock converting into one fully paid and nonassessable share of Class A Common Stock (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares); provided, further, that if at any time the Corporation issues additional shares of Class A Common Stock and as a result, a Regulated Investor’s or its Transferee’s ownership percentage in the Class A Common Stock falls below its original ownership percentage of Class A Common Stock, then such Regulated Investor or its Transferees shall be permitted to convert such number of shares of Class B Non-Voting Common Stock into fully paid and nonassessable shares of Company Class A Common Stock on a 1:1 basis (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares) without the payment of additional consideration by the Regulated Investor or its Transferees, to the extent, and solely for the purposes of allowing such Regulated Investor or its Transferees to maintain its original ownership percentage of Class A Common Stock and in no event greater than 4.99% of any “class” of “voting securities” (each as defined and as such percentage is calculated under the BHC Act).
(iii)   Mechanics of Conversion.
(A)   Notice of Conversion.   In order for a holder of Class A Common Stock to voluntarily convert shares of Class A Common Stock into shares of Class B Non-Voting Common Stock or a holder of Class B Non-Voting Common Stock to voluntarily convert shares of Class B Non-Voting Common Stock into shares of Class A Common Stock pursuant

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to Section 4.3(h)(ii), as the case may be, such holder shall provide written notice (the “Conversion Notice”) to the Corporation’s transfer agent at the office of the transfer agent for the Common Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent) that such holder elects to convert all or any number of such holder’s shares of Class A Common Stock or Class B Non-Voting Common Stock and, if applicable, any event on which such conversion is contingent. The Conversion Notice shall state such holder’s name or the names of the nominees in which such holder wishes the converted shares to be issued. The close of business on the date of receipt by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) of the Conversion Notice or the happening of a future event specified in such Conversion Notice shall be the time of conversion, and the shares of Class A Common Stock or Class B Non-Voting Common Stock, as the case may be, issuable upon conversion of the specified shares shall be deemed to be outstanding of record as of such date; provided, however, that any delivery of a Conversion Notice on any date when the stock transfer books of the Corporation shall be closed shall constitute the person or persons in whose name or names the shares of Class B Non-Voting Common Stock and Class A Common Stock are to be issued as the record holder or holders thereof for all purposes immediately prior to the close of business on the next succeeding day on which such stock transfer books are open.
(B)   Confirmation of Conversion.   As promptly as practicable after the delivery of a Conversion Notice, the Corporation will deliver or cause to be delivered, as specified in the Conversion Notice, a confirmation of book-entry transfer of shares of stock representing the number of fully paid and non-assessable shares of Class A Common Stock or Class B Non-Voting Common Stock, as applicable, issuable upon such conversion, issued in such name or names as were specified in the Conversion Notice.
(C)   Cancellation upon Conversion.   When shares of Class B Non-Voting Common Stock have been converted into Class A Common Stock pursuant to this Amended and Restated Certificate, they shall automatically be cancelled and become authorized but unissued shares of Class B Non-Voting Common Stock. When shares of Class A Common Stock have been converted into Class B Non-Voting Common Stock pursuant to this Amended and Restated Certificate, they shall automatically be cancelled and become authorized but unissued shares of Class A Common Stock.
(iv)   Taxes.   The Corporation shall bear and pay any and all issue, transfer, stamp, documentary and other similar taxes that may be payable in respect of any issuance or delivery of shares of Class A Common Stock or Class B Non-Voting Common Stock, as the case may be, or upon conversion of shares of Class A Common Stock or Class B Non-Voting Common Stock, as the case may be, pursuant to Section 4.3(h)(ii). The Corporation shall not, however, be required to pay any such tax to the extent such tax is payable in respect of any transfer involved in the issuance and delivery of shares of Class A Common Stock or Class B Non-Voting Common Stock, as applicable, upon a conversion pursuant to Section 4.3(h)(ii) in a name other than that in which the shares of Class A Common Stock or Class B Non-Voting Common Stock, as applicable, so converted were registered at the request of the registered holder.
(signature page follows)

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IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer this [  ] day of [  ], 2023.
INSPIRATO INCORPORATED
By:

Name:
[  ]

Title:
[  ]

Appendix A-2
Class B Amendment (Marked)

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CERTIFICATE OF AMENDMENT TO THE
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
INSPIRATO INCORPORATED
Inspirato Incorporated, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:
A.   The Corporation was originally incorporated under the name of Thayer Ventures Acquisition Corporation, and the original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on July 31, 2020.
B.   This Certificate of Amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”).
C.   Article IV of the Certificate of Incorporation of the Corporation is hereby restated and amended in its entirety to read as follows:
ARTICLE IV
CAPITALIZATION
Section ~~4. 1~~4.1   Authorized Capital Stock.   The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is ~~1,600,000,000~~1,700,000,000 shares, consisting of (a) ~~1,500,000,000~~1,600,000,000 shares of common stock (the “Common Stock”), including (i) 1,000,000,000 shares of Class A common stock (the “Class A Common Stock”) ~~and~~, (ii) 500,000,000 shares of Class V common stock (the “Class V Common Stock”) and (iii) 100,000,000 shares of Class B non-voting common stock (the “Class B Non-Voting Common Stock”), and (b) 100,000,000 shares of preferred stock (the “Preferred Stock”). The number of authorized shares of either Common Stock (including, for the avoidance of doubt, the number of authorized shares of Class A Common Stock, Class V Common Stock and Class B Non-Voting Common Stock) or Preferred Stock may be increased or decreased (but not below the number of shares of such class then outstanding or, in the case of Common Stock, then necessary for issuance in connection with the exchange of Common Units of Inspirato LLC (the “Common Units”) pursuant to Section 4.6 (an “Exchange”) of that certain Ninth Amended and Restated Limited Liability Company Agreement of Inspirato LLC (the “LLC Agreement”) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of the Common Stock or Preferred Stock, as applicable, voting separately as a class shall be required therefor, unless a separate vote is required pursuant to any Preferred Stock Designation (as defined below).
~~Upon the Effective Time, each share of Class B Common Stock of the Corporation issued and outstanding immediately prior to the Effective Time shall be reclassified and changed into one issued and outstanding, fully paid and nonassessable share of Class A Common Stock, without any action required on the part of the Corporation or the holders thereof. Any stock certificate or book-entry position that immediately prior to the Effective Time represented shares of the Corporation’s Class B Common Stock shall from and after the Effective Time be deemed to represent an equal number of shares of Class A Common Stock, without the need for surrender or exchange thereof.~~
Except as expressly provided herein, the rights, preferences and powers of the Class A Common Stock and Class B Non-Voting Common Stock shall be in all respects and for all purposes and in all circumstances absolutely and completely identical.
The term “Business Combination”, as used in this Amended and Restated Certificate, shall mean a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Corporation and one or more businesses. The term “Offering” as used in this Amended and Restated Certificate shall mean the Corporation’s initial public offering of securities.
Section 4.2   Preferred Stock.   Subject to Article IX of this Amended and Restated Certificate, the Board of Directors of the Corporation (the “Board”) is hereby expressly authorized to provide out of the unissued shares of the Preferred Stock for one or more series of Preferred Stock and to establish from time

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to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, of each such series and any qualifications, limitations and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board providing for the issuance of such series and included in a certificate of designation (a “Preferred Stock Designation”) filed pursuant to the DGCL, and the Board is hereby expressly vested with the authority to the full extent provided by law, now or hereafter, to adopt any such resolution or resolutions.
Section 4.3   Common Stock.
(a)   Voting.
(i)   Except as otherwise provided in this Amended and Restated Certificate or as required by applicable law, each holder of record of Class A Common Stock, as such, shall be entitled to one vote for each share of Class A Common Stock held of record as of the applicable record date by such holder on all matters on which stockholders generally are entitled to vote.
(ii)   Except as otherwise provided in this Amended and Restated Certificate or as required by applicable law, each holder of record of Class V Common Stock, as such, shall be entitled to one vote for each share of Class V Common Stock held of record as of the applicable record date by such holder on all matters on which stockholders generally or holders of Class V Common Stock as a separate class are entitled to vote (whether voting separately as a class or together with one or more classes of the Corporation’s capital stock).
(iii)   Except as otherwise provided in this Amended and Restated Certificate or required by applicable law, at any annual or special meeting of the stockholders of the Corporation, holders of the Class A Common Stock and holders of the Class V Common Stock shall vote together as a single class (or, if the holders of one or more series of Preferred Stock are entitled to vote together with holders of the Class A Common Stock and holders of the Class V Common Stock, as a single class with the holders of such other series of Preferred Stock) on all matters submitted to a vote of the stockholders having voting rights generally, and, subject to the terms of any Preferred Stock, shall have the exclusive right to vote for the election of directors and all other matters properly submitted to a vote of the stockholders. Notwithstanding the foregoing, except as otherwise required by law or this Amended and Restated Certificate (including any Preferred Stock Designation), holders of shares of any series of Common Stock shall not be entitled to vote on any amendment to this Amended and Restated Certificate (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock or other series of Common Stock if the holders of such affected series of Preferred Stock or Common Stock, as applicable, are entitled exclusively, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Amended and Restated Certificate (including any Preferred Stock Designation) or the DGCL.
(iv)   Notwithstanding any stated or statutory voting rights, except as otherwise provided in Section 4.3(g) hereof, the Class B Non-Voting Common Stock shall be non-voting for purposes of the BHC Act (as defined below), and the holders of the Class B Non-Voting Common Stock shall have no voting power, and shall not have the right to participate in any meeting of stockholders or to have notice thereof, to the fullest extent permitted by applicable law.
(b)   Dividends and Distributions.
(i)   Class A Common Stock and Class B Non-Voting Common Stock.   Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock having a preference over or the right to participate with the Class A Common Stock and Class B Non-Voting Common Stock with respect to the payment of dividends and other distributions in cash, stock of any corporation or property of the Corporation, the holders of Class A Common Stock and the holders of Class B Non-Voting Common Stock shall be entitled to receive equally and ratably, taken together as a single class, in proportion to the number of shares held by each such stockholder such dividends and other distributions as may from time to time be declared by the Board in its discretion out of the assets of the Corporation that are by law available therefor at such times and in such amounts as the Board in its discretion shall determine. In no event shall any

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dividends or other distributions be declared or made on the Class A Common Stock or Class B Non-Voting Common Stock unless the shares of Class A Common Stock and Class B Non-Voting Common Stock at the time outstanding are treated equally and identically, provided that, in the event of a dividend of Common Stock or rights to acquire Common Stock, shares of Class B Non-Voting Common Stock shall only be entitled to receive shares of Class B Non-Voting Common Stock or rights to acquire Class B Non-Voting Common Stock and shares of Class A Common Stock shall only be entitled to receive an equal number of shares of Class A Common Stock or rights to acquire Class A Common Stock.
(ii)   Class V Common Stock.   Dividends and other distributions shall not be declared or paid on the Class V Common Stock.
(c)   Liquidation, Dissolution or Winding Up; Deemed Liquidation Events.   In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, or any Liquidation Event, after payment or provision for payment of the debts and other liabilities of the Corporation and of the preferential and other amounts, if any, to which the holders of Preferred Stock having a preference over the Class V Common Stock as to distributions upon dissolution, liquidation, winding up or a Deemed Liquidation Event, the holders of shares of Class V Common Stock shall be entitled to receive $0.0001 per share, and upon receiving such amount, such holders of shares of Class V Common Stock, as such, shall not be entitled to receive any other assets or funds of the Corporation. Thereafter, the holders of all outstanding shares of Class A Common Stock and Class B Non-Voting Common Stock shall be entitled to receive the remaining assets of the Corporation available for distribution equally and ratably in proportion to the number of shares held by each such stockholder. For purposes of this Amended and Restated Certificate, “Deemed Liquidation Event” shall mean (i) any consolidation or merger of the Corporation with or into any other corporation or other entity or person, or any other corporate reorganization, other than any such consolidation, merger or reorganization in which the shares of capital stock of the Corporation immediately prior to such consolidation, merger or reorganization continue to represent a majority of the voting power of the surviving entity (or, if the surviving entity is a wholly owned subsidiary, its Parent) immediately after such consolidation, merger or reorganization; provided, that, for the purpose of this Section 4.3(c), all stock, options, warrants, purchase rights or other securities exercisable for or convertible into Common Stock outstanding immediately prior to such merger or consolidation shall be deemed to be outstanding immediately prior to such merger or consolidation and, if applicable, converted or exchanged in such merger or consolidation on the same terms as the actual outstanding shares of capital stock are converted or exchanged; (B) any transaction or series of related transactions to which the Corporation is a party in which shares of the Corporation are transferred such that in excess of fifty percent (50%) of the Corporation’s voting power is transferred; provided, that, an Acquisition shall not include any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Corporation or any successor or indebtedness of the Corporation is cancelled or converted or a combination thereof; or (C) a sale, lease, exclusive license or other disposition of all or substantially all of the assets of the Corporation.
(d)   Cancellation of Class V Common Stock.   In the event that any outstanding share of Class V Common Stock shall cease to be held directly or indirectly by a holder of a Common Unit, as set forth in the books and records of Inspirato LLC (including pursuant to an Exchange), such share shall automatically and without further action on the part of the Corporation or any holder of Class V Common Stock be transferred to the Corporation and cancelled for no consideration. The Corporation shall not issue additional shares of Class V Common Stock after the Effective Time other than in connection with the valid issuance of Common Units in accordance with Sections 4.1 and 4.3 of the LLC Agreement, such that after such issuance of Class V Common Stock such holder of Common Units holds an identical number of Common Units and shares of Class V Common Stock.
(e)   Reservation of Stock.   The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock an amount equal to the number of then-outstanding Common Units subject to Exchange from time to time. Furthermore, the Corporation shall at all times reserve and keep available out of its authorized but unissued capital stock, for the purpose of effecting the conversion of the Class A Common Stock or Class B Non-Voting Common Stock, as the

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case may be, pursuant to Section 4.3(h)(ii) hereof, such number of its duly authorized shares of Class A Common Stock or Class B Non-Voting Common Stock, as the case may be, as shall from time to time be sufficient to effect the conversion of outstanding Class A Common Stock or Class B Non-Voting Common Stock, as applicable, according to the respective conversion rights in Section 4.3(h)(ii). If at any time the number of authorized but unissued shares of Class A Common Stock or Class B Non-Voting Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Class A Common Stock or Class B Non-Voting Common Stock, as the case may be, that are convertible pursuant to Section 4.3(h)(ii), the Corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of each such type of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to this Amended and Restated Certificate.
(f)   Splits.   If the Corporation at any time combines or subdivides (by any stock split, reverse stock split, stock dividend, recapitalization, reorganization, merger, amendment of this Amended and Restated Certificate, scheme, arrangement or otherwise (each, a “Split”)) any series of Common Stock into a greater or lesser number of shares, the shares of each other series of Common Stock outstanding immediately prior to such ~~combination or subdivision~~Split shall be equally proportionately ~~similarly~~ combined or subdivided such that the ~~ratio~~proportion of shares of outstanding Class V Common Stock ~~to shares of outstanding~~, Class A Common Stock and Class B Non-Voting Common Stock immediately prior to such ~~combination or subdivision~~Split shall be maintained immediately after such ~~combination or subdivision~~Split; provided, that such actions with respect to the Class V Common Stock shall be subject to Section 4.1(i) and the last sentence of Section 3.1 of the LLC Agreement. Any adjustment described in this Section 4.3(f) shall become effective at the close of business on the date the ~~combination or subdivision~~Split becomes effective.
(g)   Class B Non-Voting Common Stock Protective Provisions.
(i)   The Corporation shall not (in any case, by merger, consolidation, operation of law or otherwise) alter or repeal any provision of this Amended and Restated Certificate or the Bylaws of the Corporation (and any such act or transaction entered into shall be null and void ab initio, and of no force or effect):
(A)   other than pursuant to the terms of any Preferred Stock, in a manner that significantly and adversely affects the preferences, rights, privileges or powers of the Class B Non-Voting Common Stock, including, but not limited to, the authorization of a series of Common Stock senior to the Class B Non-Voting Common Stock, the modification of the terms of the Class B Non-Voting Common Stock, any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, or the payment of dividends by the Corporation when preferred dividends are in arrears, without (in addition to any other vote required by applicable law or this Amended and Restated Certificate) the affirmative vote of at least a majority of the shares of Class B Non-Voting Common Stock then outstanding, voting separately as a class; or
(B)   in a manner that would change the status of Class B Non-Voting Common Stock to become a Class of Voting Securities (as defined below), without (in addition to any other vote required by law or in this Amended and Restated Certificate) the written consent of each Regulated Investor (as defined below).
(h)   Conversion of Class A Common Stock and Class B Non-Voting Common Stock.
(i)   Definitions.   For all purposes of this Article IV, the following terms have the following meanings:
(A)   “BHC Act” means Bank Holding Company Act of 1956, as amended and as interpreted and implemented by the Board of Governors of the Federal Reserve System, whether pursuant to regulation, interpretation or otherwise.

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(B)   “Class of Voting Securities” means a “class of voting securities” as defined for purposes of the BHC Act.
(C)   “Permitted Regulatory Transfer” means a transfer of capital stock of the Corporation by a Regulated Investor or Transferee to a party that is not an affiliate (as the term “affiliate” is used for purposes of the BHC Act) of such Regulated Investor or Transferee:
(1)   in a widespread public distribution;
(2)   to the Corporation;
(3)   in which no transferee (or group of associated or affiliated transferees) would receive two percent (2%) or more of the outstanding securities of any Class of Voting Securities (as such percentage is calculated for purposes of the BHC Act) of the Corporation; or
(4)   to a person or entity that would control greater than fifty percent (50%) of every Class of Voting Securities of the Corporation (as such percentage is calculated for purposes of the BHC Act), without giving effect to such transfer.
(D)   “Permitted Regulatory Transferee” means a party who acquires shares of capital stock of the Corporation from a Regulated Investor or its Transferee in a Permitted Regulatory Transfer.
(E)   “Regulated Investor” means a holder of any shares of the Corporation’s capital stock that is a bank holding company or financial holding company or an affiliate thereof under the BHC Act, together with any affiliates (as defined under the BHC Act) of such holder.
(F)   “Transferee” means a party to whom a Regulated Investor directly or indirectly transfers shares of capital stock of the Corporation, including any subsequent transferee of any such party, except for a Permitted Regulatory Transferee.
(ii)   Conversion.
(A)   Conversion of Class A Common Stock into Class B Non-Voting Common Stock.   Any holder of Class A Common Stock who is a Regulated Investor or Transferee shall, at its option, at any time and from time to time, have the right to convert each share of Class A Common Stock held by such holder into one fully paid and nonassessable share of Class B Non-Voting Common Stock (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares), without the payment of additional consideration by the Regulated Investor or Transferee.
(B)   Conversion of Class B Non-Voting Common Stock into Class A Common Stock.    Except as otherwise provided in this provision, shares of Class B Non-Voting Common Stock held by a Regulated Investor or a Transferee shall not be convertible into Class A Common Stock; provided that any shares of Class B Non-Voting Common Stock held by a Permitted Regulatory Transferee shall be convertible, at the option of such Permitted Regulatory Transferee, upon (but not before) the transfer thereof in a Permitted Regulatory Transfer, with each such share of Class B Non-Voting Common Stock converting into one fully paid and nonassessable share of Class A Common Stock (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares); provided, further, that if at any time the Corporation issues additional shares of Class A Common Stock and as a result, a Regulated Investor’s or its Transferee’s ownership percentage in the Class A Common Stock falls below its original ownership percentage of Class A Common Stock, then such Regulated Investor or its Transferees shall be permitted to convert such number of shares of Class B Non-Voting Common Stock into fully paid and nonassessable shares of Company Class A Common Stock on a 1:1 basis (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares) without the payment of additional consideration by the Regulated Investor or its Transferees, to the extent, and solely for the purposes of allowing such Regulated Investor or its Transferees to maintain

A-2-6

its original ownership percentage of Class A Common Stock and in no event greater than 4.99% of any “class” of “voting securities” (each as defined and as such percentage is calculated under the BHC Act).
(iii)   Mechanics of Conversion.
(A)   Notice of Conversion.   In order for a holder of Class A Common Stock to voluntarily convert shares of Class A Common Stock into shares of Class B Non-Voting Common Stock or a holder of Class B Non-Voting Common Stock to voluntarily convert shares of Class B Non-Voting Common Stock into shares of Class A Common Stock pursuant to Section 4.3(h)(ii), as the case may be, such holder shall provide written notice (the “Conversion Notice”) to the Corporation’s transfer agent at the office of the transfer agent for the Common Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent) that such holder elects to convert all or any number of such holder’s shares of Class A Common Stock or Class B Non-Voting Common Stock and, if applicable, any event on which such conversion is contingent. The Conversion Notice shall state such holder’s name or the names of the nominees in which such holder wishes the converted shares to be issued. The close of business on the date of receipt by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) of the Conversion Notice or the happening of a future event specified in such Conversion Notice shall be the time of conversion, and the shares of Class A Common Stock or Class B Non-Voting Common Stock, as the case may be, issuable upon conversion of the specified shares shall be deemed to be outstanding of record as of such date; provided, however, that any delivery of a Conversion Notice on any date when the stock transfer books of the Corporation shall be closed shall constitute the person or persons in whose name or names the shares of Class B Non-Voting Common Stock and Class A Common Stock are to be issued as the record holder or holders thereof for all purposes immediately prior to the close of business on the next succeeding day on which such stock transfer books are open.
(B)   Confirmation of Conversion.   As promptly as practicable after the delivery of a Conversion Notice, the Corporation will deliver or cause to be delivered, as specified in the Conversion Notice, a confirmation of book-entry transfer of shares of stock representing the number of fully paid and non-assessable shares of Class A Common Stock or Class B Non-Voting Common Stock, as applicable, issuable upon such conversion, issued in such name or names as were specified in the Conversion Notice.
(C)   Cancellation upon Conversion.   When shares of Class B Non-Voting Common Stock have been converted into Class A Common Stock pursuant to this Amended and Restated Certificate, they shall automatically be cancelled and become authorized but unissued shares of Class B Non-Voting Common Stock. When shares of Class A Common Stock have been converted into Class B Non-Voting Common Stock pursuant to this Amended and Restated Certificate, they shall automatically be cancelled and become authorized but unissued shares of Class A Common Stock.
(iv)   Taxes.   The Corporation shall bear and pay any and all issue, transfer, stamp, documentary and other similar taxes that may be payable in respect of any issuance or delivery of shares of Class A Common Stock or Class B Non-Voting Common Stock, as the case may be, or upon conversion of shares of Class A Common Stock or Class B Non-Voting Common Stock, as the case may be, pursuant to Section 4.3(h)(ii). The Corporation shall not, however, be required to pay any such tax to the extent such tax is payable in respect of any transfer involved in the issuance and delivery of shares of Class A Common Stock or Class B Non-Voting Common Stock, as applicable, upon a conversion pursuant to Section 4.3(h)(ii) in a name other than that in which the shares of Class A Common Stock or Class B Non-Voting Common Stock, as applicable, so converted were registered at the request of the registered holder.
(signature page follows)

A-2-7

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer this [  ] day of [  ] , 2023.
INSPIRATO INCORPORATED
By:

Name:
[  ]

Title:
[  ]

Appendix B-1
Split Amendment (Clean)

B-1-1

CERTIFICATE OF AMENDMENT TO THE
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
INSPIRATO INCORPORATED
Inspirato Incorporated, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:
A.   The Corporation was originally incorporated under the name of Thayer Ventures Acquisition Corporation, and the original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on July 31, 2020.
B.   This Certificate of Amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”).
C.   The first paragraph of Article IV, Section 4.1 of the Corporation’s Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:
“Effective immediately upon the filing and effectiveness of this Certificate of Amendment (the “Reverse Stock Split Effective Time”), each [five (5),] [ten (10),] [fifteen (15)] [twenty (20)]1 shares of Class A Common Stock, [Class B Non-Voting Common Stock,]2 or Class V Common Stock (each as defined below) that are issued and outstanding or held in treasury at the Reverse Stock Split Effective Time shall be reverse split and combined into one (1) validly issued, fully paid and non-assessable share of Class A Common Stock[, Class B Non-Voting Common Stock] or Class V Common Stock, respectively, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). The Reverse Stock Split shall also apply to any outstanding securities or rights convertible into, or exchangeable or exercisable for, Class A Common Stock[, Class B Non-Voting Common Stock] or Class V Common Stock of the Corporation, in each case in accordance with the terms thereof. No fractional shares shall be issued upon the Reverse Stock Split and, in lieu of any fractional shares of Common Stock (as defined below) to which the holder would otherwise be entitled, any such fractional share of Common Stock shall be paid out in cash, with reference to the closing stock price on Nasdaq (or,

1
These amendments approve the combination of five (5), ten (10), fifteen (15) or twenty (20) shares of Class A Common Stock, [Class B Non-Voting Common Stock] and Class V Common Stock into one (1) share of Class A Common Stock[, one (1) share of Class B Non-Voting Common Stock] and one (1) share of Class V Common Stock, respectively, and a proportional reduction in the number of shares of Class A Common Stock[, Class B Non-Voting Common Stock] and Class V Common Stock (and the total numbers of shares of Common Stock and capital stock) authorized under the Corporation’s existing certificate of incorporation. By these amendments, the stockholders would approve each of the four (4) amendments proposed by the Board of Directors. The Certificate of Amendment filed with the Secretary of State of the State of Delaware will include only that amendment determined by the Board of Directors to be in the best interests of the Corporation and its stockholders. The reverse stock split ratio (of five-for-one, ten-for-one, fifteen-for-one, or twenty-for-one) selected by the Board of Directors for inclusion in such amendment is referred to as the “Reverse Stock Split Ratio.” In accordance with the proposal to be adopted by the stockholders, the Board of Directors will not implement any amendment providing for a different Reverse Stock Split Ratio. The other three (3) proposed amendments will be abandoned pursuant to Section 242(c) of the Delaware General Corporation Law. The Board of Directors may also elect not to effect any reverse stock split, in which case all four (4) proposed amendments will be abandoned.

2
Bracketed references to the Class B Non-Voting Common Stock refer to the newly-authorized series of Class B Non-Voting Common Stock that will become authorized if the separately proposed Certificate of Amendment establishing such Class B Non-Voting Common Stock is adopted and becomes effective prior to the effectiveness of the proposed amendments contemplated by this Certificate of Amendment. If the separately proposed Certificate of Amendment establishing such Class B Non-Voting Common Stock is not adopted or does not become effective prior to the proposed amendments contemplated by this Certificate of Amendment, such bracketed references will be omitted from this Certificate of Amendment.

B-1-2

if the Common Stock is no longer trading on Nasdaq, on the principal trading market therefor) of the Common Stock on the trading day immediately preceding the Reverse Stock Split Effective Time (as adjusted to give effect to the Reverse Stock Split), without interest.
The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is [**]3 shares, consisting of (a) [**]4 shares of common stock (the “Common Stock”), including (i) [**]5 shares of Class A common stock (the “Class A Common Stock”), [(ii) [**]6 shares of Class B Non-Voting common stock (“Class B Non-Voting Common Stock”)] and (ii[i]) [**]7 shares of Class V common stock (the “Class V Common Stock”); and (b) [**]8 shares of preferred stock (the “Preferred Stock”). The number of authorized shares of either Common Stock (including, for the avoidance of doubt, the number of authorized shares of Class A Common Stock, Class V Common Stock and Class B Non-Voting Common Stock) or Preferred Stock may be increased or decreased (but not below the number of shares of such class then outstanding or, in the case of Common Stock, then necessary for issuance in connection with the exchange of Common Units of Inspirato LLC (the “Common Units”) pursuant to Section 4.6 (an “Exchange”) of that certain Ninth Amended and Restated Limited Liability Company Agreement of Inspirato LLC, as amended (the “LLC Agreement”)[, or then required to be reserved in compliance with Article IV, Section 4.3(e) of this Certificate of Incorporation]) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of the Common Stock or Preferred Stock, as applicable, voting separately as a class shall be required therefor, unless a separate vote is required pursuant to any Preferred Stock Designation (as defined below).
(signature page follows)

3
To equal 1,700,000,000 divided by the Reverse Stock Split Ratio.

4
To equal 1,600,000,000 divided by the Reverse Stock Split Ratio.

5
To equal 1,000,000,000 divided by the Reverse Stock Split Ratio.

6
To equal 100,000,000 divided by the Reverse Stock Split Ratio.

7
To equal 500,000,000 divided by the Reverse Stock Split Ratio.

8
To equal 100,000,000 divided by the Reverse Stock Split Ratio.

B-1-3

In Witness Whereof, Inspirato Incorporated has caused this Certificate of Amendment to be signed by its Chief Executive Officer this [  ] day of [  ], 2023.
Inspirato Incorporated
By:

Name:
[  ]

Title:
[  ]

(Signature Page to Certificate of Amendment of Inspirato Incorporated)

Appendix B-2
Split Amendment (Marked)

B-2-1

CERTIFICATE OF AMENDMENT TO THE
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
INSPIRATO INCORPORATED
Inspirato Incorporated, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:
A.   The Corporation was originally incorporated under the name of Thayer Ventures Acquisition Corporation, and the original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on July 31, 2020.
B.   This Certificate of Amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”).
C.   The first paragraph of Article IV, Section 4.1 of the Corporation’s Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:
“Effective immediately upon the filing and effectiveness of this Certificate of Amendment (the “Reverse Stock Split Effective Time”), each [five (5),] [ten (10),] [fifteen (15)] [twenty (20)]1 shares of Class A Common Stock, [Class B Non-Voting Common Stock,]2 or Class V Common Stock (each as defined below) that are issued and outstanding or held in treasury at the Reverse Stock Split Effective Time shall be reverse split and combined into one (1) validly issued, fully paid and non-assessable share of Class A Common Stock[, Class B Non-Voting Common Stock] or Class V Common Stock, respectively, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). The Reverse Stock Split shall also apply to any outstanding securities or rights convertible into, or exchangeable or exercisable for, Class A Common Stock[, Class B Non-Voting Common Stock] or Class V Common Stock of the Corporation, in each case in accordance with the terms thereof. No fractional shares shall be issued upon the Reverse Stock Split and, in lieu of any fractional shares of Common Stock (as defined below) to which the holder would otherwise be entitled, any such fractional share of Common Stock shall be paid out in cash, with reference to the closing stock price on Nasdaq (or,

1
These amendments approve the combination of five (5), ten (10), fifteen (15) or twenty (20) shares of Class A Common Stock, [Class B Non-Voting Common Stock] and Class V Common Stock into one (1) share of Class A Common Stock[, one (1) share of Class B Non-Voting Common Stock] and one (1) share of Class V Common Stock, respectively, and a proportional reduction in the number of shares of Class A Common Stock[, Class B Non-Voting Common Stock] and Class V Common Stock (and the total numbers of shares of Common Stock and capital stock) authorized under the Corporation’s existing certificate of incorporation. By these amendments, the stockholders would approve each of the four (4) amendments proposed by the Board of Directors. The Certificate of Amendment filed with the Secretary of State of the State of Delaware will include only that amendment determined by the Board of Directors to be in the best interests of the Corporation and its stockholders. The reverse stock split ratio (of five-for-one, ten-for-one, fifteen-for-one, or twenty-for-one) selected by the Board of Directors for inclusion in such amendment is referred to as the “Reverse Stock Split Ratio.” In accordance with the proposal to be adopted by the stockholders, the Board of Directors will not implement any amendment providing for a different Reverse Stock Split Ratio. The other three (3) proposed amendments will be abandoned pursuant to Section 242(c) of the Delaware General Corporation Law. The Board of Directors may also elect not to effect any reverse stock split, in which case all four (4) proposed amendments will be abandoned.

2
Bracketed references to the Class B Non-Voting Common Stock refer to the newly-authorized series of Class B Non-Voting Common Stock that will become authorized if the separately proposed Certificate of Amendment establishing such Class B Non-Voting Common Stock is adopted and becomes effective prior to the effectiveness of the proposed amendments contemplated by this Certificate of Amendment. If the separately proposed Certificate of Amendment establishing such Class B Non-Voting Common Stock is not adopted or does not become effective prior to the proposed amendments contemplated by this Certificate of Amendment, such bracketed references will be omitted from this Certificate of Amendment.

B-2-2

if the Common Stock is no longer trading on Nasdaq, on the principal trading market therefor) of the Common Stock on the trading day immediately preceding the Reverse Stock Split Effective Time (as adjusted to give effect to the Reverse Stock Split), without interest.
~~Section 4.1 Authorized Capital Stock.~~ The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is ~~1,600,000,000~~ [**]3 shares, consisting of (a) ~~1,500,000,000~~ [**]4 shares of common stock (the “Common Stock”), including (i) ~~1,000,000,000~~ [**]5 shares of Class A common stock (the “Class A Common Stock”) ~~and~~ , [(ii) ~~500,000,000~~ [**]6 shares of Class B Non-Voting common stock (“Class B Non-Voting Common Stock”)] and (ii[i]) [**]7 shares of Class V common stock (the “Class V Common Stock”)~~,~~; and (b) ~~100,000,000~~ [**]8 shares of preferred stock (the “Preferred Stock”). The number of authorized shares of either Common Stock (including, for the avoidance of doubt, the number of authorized shares of Class A Common Stock, Class V Common Stock and Class B Non-Voting Common Stock) or Preferred Stock may be increased or decreased (but not below the number of shares of such class then outstanding or, in the case of Common Stock, then necessary for issuance in connection with the exchange of Common Units of Inspirato LLC (the “Common Units”) pursuant to Section 4.6 (an “Exchange”) of that certain Ninth Amended and Restated Limited Liability Company Agreement of Inspirato LLC, as amended (the “LLC Agreement”)[, or then required to be reserved in compliance with Article IV, Section 4.3(e) of this Certificate of Incorporation]) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of the Common Stock or Preferred Stock, as applicable, voting separately as a class shall be required therefor, unless a separate vote is required pursuant to any Preferred Stock Designation (as defined below).
~~Upon the Effective Time, each share of Class B Common Stock of the Corporation issued and outstanding immediately prior to the Effective Time shall be reclassified and changed into one issued and outstanding, fully paid and nonassessable share of Class A Common Stock, without any action required on the part of the Corporation or the holders thereof. Any stock certificate or book-entry position that immediately prior to the Effective Time represented shares of the Corporation’s Class B Common Stock shall from and after the Effective Time be deemed to represent an equal number of shares of Class A Common Stock, without the need for surrender or exchange thereof.~~
~~The term “Business Combination”, as used in this Amended and Restated Certificate, shall mean a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Corporation and one or more businesses. The term “Offering” as used in this Amended and Restated Certificate shall mean the Corporation’s initial public offering of securities.~~
(signature page follows)

3
To equal 1,700,000,000 divided by the Reverse Stock Split Ratio.

4
To equal 1,600,000,000 divided by the Reverse Stock Split Ratio.

5
To equal 1,000,000,000 divided by the Reverse Stock Split Ratio.

6
To equal 100,000,000 divided by the Reverse Stock Split Ratio.

7
To equal 500,000,000 divided by the Reverse Stock Split Ratio.

8
To equal 100,000,000 divided by the Reverse Stock Split Ratio.

B-2-3

In Witness Whereof, Inspirato Incorporated has caused this Certificate of Amendment to be signed by its Chief Executive Officer this [  ] day of [  ], 2023.
Inspirato Incorporated
By:

Name:
[  ]

Title:
[  ]

(Signature Page to Certificate of Amendment of Inspirato Incorporated)

Appendix C
Form of Voting Agreement

VOTING AGREEMENT
This VOTING AGREEMENT (this “Agreement”), dated as of [•], 2023, is by and among (i) Oakstone Ventures, Inc., a Delaware corporation (“Purchaser”), (ii) Inspirato Incorporated, a Delaware corporation (the “Company”), and (iii) the stockholders of the Company listed on Schedule A and the signature pages hereto (each, a “Stockholder” and, collectively, the “Stockholders”). Each of Purchaser, the Company and the Stockholders are sometimes referred to as a “Party.”
RECITALS
A.   Concurrently with the execution and delivery of this Agreement, (i) Purchaser, (ii) the Company, (iii) Inspirato LLC, a Delaware limited liability company (“OpCo”) and (iv) the other subsidiaries of the Company party thereto (collectively, the “Other Guarantor Subsidiaries”), are entering into an Investment Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Investment Agreement”) that, among other things and subject to the terms and conditions set forth therein, provides for the issuance and sale by the Company to Purchaser, and the purchase and acquisition by Purchaser from the Company, of the Company’s 8% Senior Secured Convertible Note due 2028 (the “Note”) in the principal amount of twenty-five million U.S. dollars ($25,000,000) (the “Purchase”);
B.   As of the date hereof, each Stockholder is the record and/or “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of the number of (i) shares of Class A common stock, par value $0.0001 per share, of the Company and/or (ii) shares of Class V common stock, par value, par value $0.0001 per share, of the Company ((i) and (ii), collectively, the “Common Shares”) set forth next to such Stockholder’s name on Schedule A hereto, being all of the Common Shares owned of record or beneficially by such Stockholder as of the date hereof (with respect to such Stockholder, the “Owned Shares”, and the Owned Shares together with any additional Common Shares that such Stockholder may acquire record and/or beneficial ownership of after the date hereof (including pursuant to a stock split, reverse stock split, stock dividend or distribution or any change in Common Shares by reason of any recapitalization, reorganization, combination, reclassification, exchange of shares or similar transaction), such Stockholder’s “Covered Shares”); and
C.   In connection with the execution by Purchaser of the Investment Agreement, each Stockholder has agreed to enter into this Agreement with respect to such Stockholder’s Covered Shares.
NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:
1.   Definitions.   Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Investment Agreement. When used in this Agreement, the following terms shall have the meanings assigned to them in this Section 1.
1.1.   “Effective Time” shall mean the time at which the Purchase is consummated.
1.2.   “Expiration Time” shall mean the earlier to occur of (a) the Effective Time, and (b) such time as the Investment Agreement is terminated in accordance with the terms of Section 2.03 of the Investment Agreement.
1.3.   “Transfer” shall mean (a) any direct or indirect offer, sale, assignment, encumbrance, pledge, hypothecation, disposition, or other transfer (by operation of law or otherwise), either voluntary or involuntary, or entry into any option or other contract, arrangement or understanding with respect to any offer, sale, assignment, encumbrance, pledge, hypothecation, disposition or other transfer (by operation of law or otherwise), of any Covered Shares or any interest in any Covered Shares (in each case other than this Agreement); (b) the deposit of such Covered Shares into a voting trust, the entry into a voting agreement or arrangement (other than this Agreement) with respect to such Covered Shares or the grant of any proxy or power of attorney (other than this Agreement) with respect to such Covered Shares; or (c) any contract or commitment (whether or not in writing) to take any of the actions referred to in the foregoing clauses (a), or (b) above.

2.   Agreement to Not Transfer the Covered Shares; No Inconsistent Arrangements
2.1.   No Transfer of Covered Shares.   Until the date that is 1 business day following the record date set forth in the Proxy Statement, each Stockholder agrees (i) not to Transfer or cause or permit the Transfer of any Covered Shares of any Stockholder, other than with the prior written consent of Purchaser. Any Transfer or attempted Transfer of any Covered Shares in violation of this Section 2.1 shall be null and void and of no effect whatsoever. If any involuntary Transfer of any of such Stockholder’s Covered Shares shall occur (including, but not limited to, a sale by such Stockholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall, subject to applicable Law, take and hold such Covered Shares subject to all of the restrictions, obligations, liabilities and rights under this Agreement, which shall continue in full force and effect until the Expiration Time. The Transfer of Covered Shares by a Stockholder pursuant to this Section 2.1 shall not relieve a Stockholder of its obligations relating to such Covered Shares pursuant to Section 2.2, Section 3.1, Section 3.2 or Section 3.3 with respect to any meeting of the Company’s stockholders (or approval by written consent) that has a record date occurring on or prior to the date of Transfer of such Covered Shares.
2.2.   No Inconsistent Arrangements.   Until the Expiration Time, each Stockholder agrees not to take any action, in its capacity as the record holder or beneficial owner of Covered Shares, that would directly or indirectly have the effect of preventing, materially delaying or materially impairing such Stockholder from performing any of its obligations under this Agreement or that would, or would reasonably be expected to, have the effect of preventing, materially delaying or materially impairing, the consummation of the Purchase or the other transactions contemplated by the Investment Agreement or the performance by the Company of its obligations under the Investment Agreement.
3.   Agreement to Vote the Covered Shares.
3.1.   Voting Agreement.   Until the Expiration Time, at every meeting of the Company’s stockholders at which any of the following matters are to be voted on (and at every adjournment or postponement thereof), and on any action or approval of the Company’s stockholders by written consent with respect to any of the following matters, each Stockholder shall vote (including via proxy) all of such Stockholder’s Covered Shares (or cause the holder of record on any applicable record date to vote (including via proxy) all of such Stockholder’s Covered Shares) (a) in favor of any proposal to approve (i) the amendment to the second amended and restated certificate of incorporation of the Company, in the form set forth on Exhibit B attached to the Investment Agreement, and (ii) the issuance of Common Shares upon the conversion of the Note (including as a result of interest that is paid in kind), to the extent such approval is required under the rules of the Nasdaq, including Nasdaq Rule 5635(b); and (b) against (1) any action or agreement that would reasonably be expected to result in any of the conditions to the Company’s obligations set forth in Section 2.02 under the Investment Agreement not being fulfilled or result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Investment Agreement, or of any Stockholder contained in this Agreement or (2) any Alternative Transaction Proposal, or any agreement, transaction or other matter that is intended to, or would reasonably be expected to, impede, interfere with or materially and adversely affect the consummation of the Purchase and the other transactions contemplated by the Investment Agreement (clauses (a) and (b), the “Covered Proposals”).
3.2.   Quorum.   Until the Expiration Time, at every meeting of the Company’s stockholders (and at every adjournment or postponement thereof), each Stockholder shall be represented in person or by proxy at such meeting (or cause the holders of record on any applicable record date to be represented in person or by proxy at such meeting) in order for the Covered Shares to be counted as present for purposes of establishing a quorum.
3.3.   Return of Proxy.   Each Stockholder shall execute and deliver (or cause the holders of record to execute and deliver), within 48 hours of receipt, any proxy card or voting instructions it receives that is sent to stockholders of the Company soliciting proxies with respect to any matter described in Section 3.1, which shall be voted in the manner described in Section 3.1 (with Purchaser to be promptly notified (and provided reasonable evidence) of such execution and delivery of such proxy card or voting instructions).
4.   Waiver of Certain Actions.   Each Stockholder hereby agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Purchaser, the Company, OpCo and the Other Guarantor Subsidiaries or any of their respective Affiliates, successors, directors, managers or officers (a) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Investment Agreement (including any claim seeking to enjoin or delay the closing of the Purchase) or (b) alleging a breach of any duty of the Board of Directors in connection with the Investment Agreement, this Agreement or the transactions contemplated thereby or hereby.
5.   Fiduciary Duties; Legal Obligations.   Each Stockholder is entering into this Agreement solely in its capacity as the record holder or beneficial owner of Covered Shares. Nothing in this Agreement shall in any way limit or affect any actions taken by any Stockholder in its capacity as a director or officer of the Company or from complying with his fiduciary duties or other legal obligations while acting in such capacity as a director or officer of the Company.
6.   Representations and Warranties of the Stockholder.   Each Stockholder hereby represents and warrants to Purchaser and the Company that:
6.1.   Due Authority.   Such Stockholder has the full power and capacity to make, enter into and carry out the terms of this Agreement. If such Stockholder is not a natural person, (a) the Stockholder is duly organized, validly existing and in good standing in accordance with the Laws of its jurisdiction of formation, as applicable and (b) the execution and delivery of this Agreement, the performance of the Stockholder’s obligations hereunder, and the consummation of the transactions contemplated hereby have been validly authorized, and no other consents or authorizations are required to give effect to this Agreement or the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by the Stockholder and constitutes a valid and binding obligation of the Stockholder enforceable against it in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws, now or hereafter in effect, affecting creditors’ rights and remedies generally and (ii) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any Proceeding therefor may be brought.
6.2.   Ownership of the Covered Shares.   (a) Such Stockholder is, as of the date hereof, the beneficial or record owner of the Covered Shares set forth on Schedule A, free and clear of any and all liens other than those (i) created by this Agreement or (ii) arising under applicable securities laws, and (b) except as disclosed on Schedule A, such Stockholder has sole voting power over all of the Covered Shares beneficially owned by such Stockholder. Such Stockholder has not entered into any agreement to Transfer any Covered Shares. As of the date hereof, such Stockholder does not own, beneficially or of record, any Common Shares or other voting shares of the Company (or any securities convertible, exercisable or exchangeable for, or rights to purchase or acquire, any Common Shares or other voting shares of the Company) other than the Owned Shares.
6.3.   No Conflict; Consents.
a.   The execution and delivery of this Agreement by such Stockholder does not, and the performance by such Stockholder of its obligations under this Agreement and the compliance by such Stockholder with any provisions hereof does not and will not: (a) conflict with or violate any laws, or (b) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien on any of the Covered Shares beneficially owned by such Stockholder pursuant to any contract or obligation to which any Stockholder is a party or by which any Stockholder is subject.

b.   No consent, approval, order or authorization of, or registration, declaration or, except as required by the rules and regulations promulgated under the Exchange Act, filing with, any Governmental Entity or any other Person, is required by or with respect to the Stockholder in connection with the execution and delivery of this Agreement or the consummation by them of the transactions contemplated hereby.
6.4.   Absence of Litigation.   As of the date hereof, there is no legal action pending against, or, to the knowledge of such Stockholder, threatened against or affecting such Stockholder that would reasonably be expected to impair the ability of such Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.
7.   Miscellaneous.
7.1.   No Solicitation.   Until the Expiration Time, each Stockholder will not, and will not permit any entity under such Stockholder’s control to, (A) solicit proxies or become a “participant” in a “solicitation” (as such terms are defined in Rule 14A under the Exchange Act) in opposition to any Covered Proposal of the type described in clause (a) of the definition thereof and in favor of any Covered Proposal of the type described in clause (b) of the definition thereof, (B) initiate a stockholders’ vote with respect to an Alternative Transaction Proposal, or (C) become a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of the Company with respect to an Alternative Transaction Proposal.
7.2.   Certain Adjustments.   In the event of a stock split, stock dividend or distribution, or any change in the Common Shares by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Common Shares,” and “Covered Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.
7.3.   Expenses.   Except as otherwise expressly provided herein, each party hereto shall bear its own costs and expenses (including attorneys’ fees) incurred in connection with this Agreement and the Transactions.
7.4.   Notices.   All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, sent by overnight courier or sent via email (with receipt confirmed) as follows:
a.   if to a Stockholder, to the address for notice set forth on Schedule A hereto.
b.   if to Purchaser, to:
Oakstone Ventures, Inc. (Capital One)
1680 Capital One Drive
McLean, Virginia 22102
Attention:
Nathan Krishnamurthy, MVP

Email:
nathan.krishnamurthy@capitalone.com

with a copy (which shall not constitute actual constructive notice) to:
Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, NY 10019
Attn:
Brandon C. Price

Email:
BCPrice@wlrk.com

c.   if to the Company, to:
Inspirato Incorporated
1544 Wazee Street
Denver, CO 80202
Attention:
Brent Handler

Email:
Legal@inspirato.com

with a copy (which shall not constitute notice) to:
Wilson Sonsini Goodrich & Rosati
650 Page Mill Road
Palo Alto, California 94304-1050
Attn:
Tony Jeffries

Email:
tjeffries@wsgr.com

or to such other address or addresses as shall be designated in writing. All notices shall be deemed effective (a) when delivered personally (with written confirmation of receipt, by other than automatic means, whether electronic or otherwise), (b) when sent by email (with written confirmation of receipt, by other than automatic means, whether electronic or otherwise) or (c) one (1) Business Day following the day sent by overnight courier.
7.5.   Governing Law; Jurisdiction; Waiver of Jury Trial.
a.   This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In addition, each of the Parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other Party hereto or its successors or assigns, shall be brought and determined exclusively in the Court of Chancery in the State of Delaware and, if such court declines jurisdiction, any other state court of the State of Delaware or the United States District Court for the District of Delaware. Each of the Parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the aforesaid courts. Each of the Parties hereto hereby irrevocably waives, and agrees not to assert as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (i) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve in accordance with this Section 7.5(a), (ii) any claim that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) to the fullest extent permitted by the applicable law, any claim that (A) the suit, action or proceeding in such court is brought in an inconvenient forum, (B) the venue of such suit, action or proceeding is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Each of the Parties hereby agrees that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 7.4 shall be effective service of process for any suit or proceeding in connection with this Agreement or the transactions contemplated hereby.
b.   EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY

MAKES THIS WAIVER VOLUNTARILY AND SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS CONTAINED IN THIS SECTION 7.5.
7.6.   Publicity.   No press release or public announcement related to this Agreement or the transactions contemplated herein shall be issued or made by any Stockholder without the prior written approval of the Purchaser, unless required by law (based on the advice of counsel) in which case Purchaser shall have the right to review and reasonably comment on such press release, announcement or communication prior to issuance, distribution or publication. The restrictions of this Section 7.6 shall not apply to any communication if the information contained therein substantially reiterates (or is consistent with) previous press release or public announcement made in compliance with this Section 7.6. Each Stockholder consents to and authorizes the publication and disclosure by Purchaser and the Company of such Stockholder’s identity and holding of the Covered Shares, and the terms of this Agreement (including, for the avoidance of doubt, the disclosure of this Agreement), in any press release, the Proxy Statement and any other disclosure document required in connection with the Investment Agreement, the Purchase and the transactions contemplated by the Investment Agreement, and each Stockholder acknowledges that Purchaser and the Company may, in their sole discretion, file this Agreement or a form hereof with the SEC or any other Governmental Authority or securities exchange. Each Stockholder agrees to promptly give the Company and Purchaser any information it may reasonably require for the preparation of any such disclosure documents, and each Stockholder agrees to promptly notify the Company and Purchaser of any required corrections with respect to any information supplied by such Stockholder specifically for use in any such disclosure document, if and to the extent that any such information shall have become false or misleading in any material respect.
7.7.   Further Assurances.   Each Stockholder agrees, from time to time, at the reasonable request of Purchaser and without further consideration, to execute and deliver such additional documents and take all such further action as may be reasonably required to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.
7.8.   Stop Transfer Instructions.   At all times commencing with the execution and delivery of this Agreement and continuing until the Expiration Time, in furtherance of this Agreement, the Stockholder hereby authorizes the Company or its counsel to notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Covered Shares (and that this Agreement places limits on the voting and transfer of the Covered Shares), subject to the provisions hereof and provided that any such stop transfer order and notice will immediately be withdrawn and terminated by the Company following the Expiration Time.
7.9.   Specific Performance.   The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each Party agrees that in the event of any breach or threatened breach by any other Party of any covenant or obligation contained in this Agreement, the non-breaching party shall be entitled (in addition to any other remedy that may be available to it, whether in law or equity) to (i) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (ii) an injunction restraining such breach or threatened breach. Each of the Parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that any other Party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity. Any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction.
7.10.   Entire Agreement; Third Party Beneficiaries; Amendment.   This Agreement, together with the Investment Agreement, the Confidentiality Agreement, the Framework Agreement, the Commercial Agreement, and the Note, sets forth the entire agreement between the parties hereto with respect to the Purchase and the Covered Proposals, and are not intended to and shall not confer upon any person other than the Parties hereto, their successors and permitted assigns any rights or remedies hereunder. Any provision of this Agreement may be amended or modified in whole or in part at any time by an agreement in writing between the Parties hereto executed in the same manner as this Agreement. No failure on the part of any party to exercise, and no delay in exercising, any right shall operate as a waiver thereof nor shall any single or partial exercise by any party of any right preclude any other or future exercise thereof or the exercise of any other right.
7.11.   Interpretation.   Whenever used in this Agreement, except as otherwise expressly provided or unless the context otherwise requires, any noun or pronoun shall be deemed to include the plural as well as the singular and to cover all genders. The name assigned to this Agreement and the section captions used herein are for convenience of reference only and shall not be construed to affect the meaning, construction or effect hereof. Whenever the words “include,” “includes,” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The word “will” shall be construed to have the same meaning as the word “shall”. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. The word “or” shall not be exclusive. Unless otherwise specified, the terms “hereto,” “hereof,” “herein” and similar terms refer to this Agreement as a whole (including the exhibits, schedules and disclosure statements hereto), references to “the date hereof” refer to the date of this Agreement and references herein to Articles or Sections refer to Articles or Sections of this Agreement. References from or through any date mean, unless otherwise specified, from and including such date or through and including such date, respectively. References to any period of days will be deemed to be the relevant number of calendar days unless otherwise specified and if the last day of such period is not a Business Day, the period shall end on the next succeeding Business Day. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted. The term “Note” shall be deemed to include any instrument resulting from the subdivision of the principal amount of the Note issued at Closing and any further subdivisions thereof.
7.12.   Assignment.   This Agreement will not be assigned by any of the Parties (whether by operation of Law or otherwise) without the prior written consent of the other Parties. Subject to the preceding sentence, but without relieving any Party of any obligation hereunder, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and assigns.
7.13.   Severability.   If any provision of this Agreement is determined to be invalid, illegal or unenforceable, the remaining provisions of this Agreement shall remain in full force and effect provided that the economic and legal substance of, any of the transactions contemplated hereby is not affected in any manner materially adverse to any party. In the event of any such determination, the Parties agree to negotiate in good faith to modify this Agreement to fulfill as closely as possible the original intent and purpose hereof. To the extent permitted by law, the Parties hereby to the same extent waive any provision of law that renders any provision hereof prohibited or unenforceable in any respect.
7.14.   Non-Survival of Representations and Warranties.   None of the representations and warranties in this Agreement shall survive the Effective Time.
7.15.   Termination.   This Agreement shall automatically terminate without further action by any of the Parties and shall have no further force or effect as of the Expiration Time; provided that the provisions of Sections 7.3, 7.4, 7.5, 7.11, 7.14 and 7.15 and shall survive any such termination. Notwithstanding the foregoing, termination of this Agreement shall not prevent any Party from seeking any remedies (at Law or in equity) against any other Party for that Party’s breach of any of the terms of this Agreement prior to the date of termination.
7.16.   Counterparts and Signature.   This Agreement may be executed in one or more counterparts, each of which shall be deemed to constitute any original, but all of which together shall constitute one and the same document. Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document will have the same effect as physical delivery of the paper document bearing the original signature. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.
[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered on the date and year first above written.
OAKSTONE VENTURES, INC.
By:

Name:
Jaidev Shergill

Title:
President

(Signature Page to Voting Agreement)

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered on the date and year first above written.
INSPIRATO INCORPORATED
By:

Name:
Brent Handler

Title:
Chief Executive Officer

(Signature Page to Voting Agreement)

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered on the date and year first above written.
[•]
By:

Name:
[•]

Title:
[•]

(Signature Page to Voting Agreement)

Schedule A
Owned Shares*
Name	Address	Class A Common Stock	Class V Common Stock

*
If any additional Common Shares are owned by any of the Stockholders as of the date hereof, such shares shall be automatically deemed to be “Owned Shares” notwithstanding the contents of this Schedule A.

Inspirato Incorporated ENDORSEMENT_LINE                 SACKPACK                 000000000.000000 ext000000000.000000 ext000000000.000000 ext 000000000.000000 ext000000000.000000 ext000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Your vote matters – here’s how to vote!You may vote online or by phone instead of mailing this card.OnlineGo to www.envisionreports.com/ISPO or scan the QR code — login details are located in the shaded bar below.PhoneCall toll free 1-800-652-VOTE (8683) within the USA, US territories and CanadaSave paper, time and money! Sign up for electronic delivery at www.envisionreports.com/ISPO q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q+ 1.To approve the issuance of the 8% Senior Secured Convertible Notes due 2028 (the “Notes”) and shares of common stock issuable upon conversion thereof, including as a result of pay- in-kind interest, for purposes of Nasdaq Rule 5635(b) and (d). ForAgainst Abstain 2.To adopt an amendment to our certificate of incorporation to create a new series of common stock, par value $0.0001 per share, designated Class B Non-Voting common stock in connection with the issuance of the Notes. ForAgainst Abstain 3.To adopt a series of alternative amendments to our certificate of incorporation to effect a reverse stock split. 4.To approve the postponement or adjournment of the special meeting, from time to time, to a later date or dates, if necessary to solicit additional proxies because there are insufficient votes to adopt any of the above proposals at the time of the special meeting. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Date (mm/dd/yyyy) — Please print date below.Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box. C 1234567890J N T1 U P X5 8 7 3 2 0 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

The Special Meeting of Stockholders of Inspirato Incorporated will be held on September 26, 2023 at 9:00 a.m. MT, virtually via the internet at meetnow.global/MRHDNCRTo access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q+Notice of Special Meeting of StockholdersProxy Solicited by Board of Directors for Special Meeting — September 26, 2023Robert Kaiden and Brent Wadman, or any of them, as proxies, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Stockholders of Inspirato Incorporated to be held on September 26, 2023 at 9:00 a.m. MT or at any postponement or adjournment thereof.Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR items 1, 2, 3 and 4.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.(Items to be voted appear on reverse side)Change of Address — Please print new address below.Comments — Please print your comments below. +